As filed with the U.S. Securities and Exchange Commission on August 31, 2010
Securities Act File No. 333-[•]
Investment Company Act File No. 811-[•]

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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

|X|           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

|   |           Pre-effective Amendment No.
|   |           Post-effective Amendment No.

|X|           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

|   |           Amendment No.
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Ironwood Multi-Strategy Fund LLC
(Exact name of Registrant as specified in Charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code:
(415) 777-2400

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Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105
(Name and address of agent for service)

Copy to:

James C. Munsell Sidley Austin llp 787 Seventh Avenue New York, New York 10019	Alison J. Sanger Chief Operating Officer, Chief Compliance Officer Ironwood Capital Management Corporation One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105
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Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box.  | X |

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

IRONWOOD MULTI-STRATEGY FUND LLC

Limited Liability Company Interests

Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) is a recently formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.

The Feeder Fund’s investment objective is capital appreciation with limited variability of returns.  The Feeder Fund attempts to achieve this objective by investing substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”), which is a recently formed Delaware limited liability company registered under the 1940 Act as a closed-end, non-diversified, management investment company.

The Master Fund attempts to achieve its investment objective by allocating capital among a number of pooled entities that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes (each, an “Underlying Fund” and collectively, the “Underlying Funds”), each managed by an independent investment adviser (each, an “Underlying Adviser” and, collectively, the “Underlying Advisers”) pursuant to relative value investment strategies or other techniques and subject to various risks.  See “Certain Risk Factors.”

This Prospectus applies to the offering of units of limited liability company interest of the Feeder Fund (“Units”).  The Units will be offered at a price equal to $1,000 per Unit on the initial date on which Units are sold (the “Initial Closing Date”) and, thereafter, at the current net asset value per Unit on any subsequent date on which Units are sold (each, a “Subsequent Closing Date”), plus any applicable sales charge, as described herein.  The Feeder Fund has registered $300 million in Units for sale under the registration statement to which this Prospectus relates.  No person who is admitted as a member of the Feeder Fund (“Member”) will have the right to require the Feeder Fund to redeem any Units.

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If you purchase Units of the Feeder Fund, you will become bound by the terms and conditions of the limited liability company agreement (“LLC Agreement”).  A copy of the LLC Agreement is attached as Appendix B to this Prospectus.

INVESTMENTS IN THE FEEDER FUND MAY BE MADE ONLY BY “ELIGIBLE INVESTORS” AS DEFINED HEREIN.  SEE “ELIGIBLE INVESTORS.”

The Units will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Units will develop.  The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Feeder Fund.  Although the Feeder Fund may offer to repurchase Units from time to time, Units will not be redeemable at an investor’s option nor will they be exchangeable for units, interests or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his, her or its Units.  See “Certain Risk Factors—Closed End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units.”  The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

This Prospectus sets forth concisely the information that you should know about the Feeder Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Feeder Fund, including the Feeder Fund’s statement of additional information (the “SAI”), dated August 31, 2010, has been filed with the U.S. Securities and Exchange Commission (the “SEC”).  You can request a copy of the SAI without charge by writing to Ironwood Capital Management Corporation (“Ironwood” or the “Manager”), One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105; or by calling Ironwood Capital Management Corporation at 415-777-2400.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page 51 of this Prospectus.  You can obtain the SAI, and other information about the Feeder Fund and the Master Fund on Ironwood’s website (http://www.ironwoodpartners.com) and the SEC’s website (http://www.sec.gov).

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities.  Any representation to the contrary is a criminal offense.

Total(1)
Offering Amount(1)	$300 million
Sales Load (Maximum)(2)	$6 million
Proceeds to the Feeder Fund(3)	$300 million

The Feeder Fund’s distributor is Foreside Fund Services, LLC

The date of this Prospectus is August 31, 2010.

(1)
Foreside Fund Services, LLC acts as the distributor (“Distributor”) of the Units on a best-efforts basis at a price equal to $1,000 per Unit on the Initial Closing Date and, thereafter, at the current net asset value per Unit on any Subsequent Closing Date, subject to various conditions.  The Feeder Fund may also distribute Units through other brokers or dealers.  The Feeder Fund will sell Units only to investors who certify that they are “Eligible Investors.”  See “Eligible Investors.”  The minimum initial investment is $50,000, subject to waiver by the Manager to an amount not less than $25,000.  The minimum subsequent investment is $10,000, subject to waiver by the Manager.  Pending investment in the Feeder Fund, the proceeds of the continuous offering will be placed in an interest-bearing escrow account by State Street Bank & Trust Company, the Feeder Fund’s escrow agent.  After any closing, the balance in the Feeder Fund’s escrow account, including any interest earned, will be invested pursuant to the Feeder Fund’s investment policies.  See “Subscription for Units” and “Use of Proceeds.”

(2)
Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.0%, subject to waivers for certain types of investors.  The Sales Charge will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Feeder Fund.  See “Subscription for Units.”  The Distributor retains the Sales Charge, and may re-allow to broker-dealers participating in the offering up to the full applicable Sales Charge of 2.0%.  Ironwood or its affiliates also may pay from their own resources additional compensation to brokers or dealers in connection with the servicing of investors.

(3)
Assumes sale of all Units currently registered at the net asset value.  The Units are offered at a net asset value per Unit of $1,000 on the Initial Closing Date and, thereafter, at the current net asset value per Unit on each Subsequent Closing Date in each case, plus any applicable Sales Charge.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice.  Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Feeder Fund.

Prospective investors should refer to the risk factors under the section entitled “Certain Risk Factors” prior to making an investment in the Feeder Fund, including the following risk factors: (i) Closed-end Fund; Limited Liquidity; Units Not Listed; Repurchases of Units; (ii) Non-Diversified Status; (iii) Investments in Non-U.S. Underlying Funds and Non-U.S. Markets by Underlying Funds; (iv) Limited Liquidity of Units; (v) No Control of Fund Investments; (vi) Limited Access to Information on Underlying Funds’ Investments; (vii) Corporate-Level Income Tax for Failure to Qualify as a RIC; and (viii) Underlying Funds Not Registered.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Feeder Fund.

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Page

SUMMARY	1
SUMMARY OF FUND EXPENSES	10
USE OF PROCEEDS	12
THE FEEDER FUND	12
INVESTMENT OBJECTIVES, METHODOLOGY, AND POLICIES	12
INVESTMENT STRATEGIES	15
CERTAIN RISK FACTORS	17
INVESTOR SUITABILITY	27
MANAGEMENT OF THE FUND	27
FEES AND EXPENSES	32
PORTFOLIO TRANSACTIONS	34
VOTING	34
CONFLICTS OF INTEREST	34
ELIGIBLE INVESTORS	37
SUBSCRIPTION FOR UNITS	37
REPURCHASES OF UNITS	38
TRANSFERS OF UNITS	41
CREDIT FACILITY	42
ANNUAL DISTRIBUTIONS	42
DIVIDEND REINVESTMENT PLAN	42
NET ASSET VALUATION	42
RESERVES	43
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	43
INVESTMENT BY EMPLOYEE BENEFIT PLANS	48
SUMMARY OF THE LLC AGREEMENT	50
GENERAL INFORMATION	52
TABLE OF CONTENTS OF SAI	62
APPENDIX A – INVESTOR CERTIFICATION	A-1
APPENDIX B – LIMITED LIABILITY COMPANY AGREEMENT	B-1

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus.  As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you.  This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so.  The information contained in this Prospectus is current only as of the date of this Prospectus.

i

SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”).  Before investing, a prospective investor in the Feeder Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Feeder Fund’s statement of additional information (the “SAI”) and the terms and conditions of the Feeder Fund’s limited liability company agreement (the “LLC Agreement”), each of which should be retained by any prospective investor.

The Feeder Fund and the Master Fund
The Feeder Fund is a recently formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.  The Feeder Fund is offering units of limited liability company interest of the Feeder Fund (the “Units”).  The Feeder Fund’s Units are registered under the Securities Act of 1933, as amended (the “Securities Act”), but are subject to substantial limits on transferability and resale.

The Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”), which is a recently formed Delaware limited liability company registered under the 1940 Act as a closed-end, non-diversified, management investment company.  The Manager may form other entities in the future that directly or indirectly invest in the Master Fund (the “Other Feeder Funds”).

References herein to the “Fund” shall refer collectively to the Feeder Fund and the Master Fund.

The Manager
Ironwood Capital Management Corporation (“Ironwood” or the “Manager”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as investment adviser to the Feeder Fund and the Master Fund.

The Master Fund’s capital is allocated by Ironwood among a number of pooled entities that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes (each, an “Underlying Fund” and collectively, the “Underlying Funds”), each managed by an independent investment adviser (each, an “Underlying Adviser” and, collectively, the “Underlying Advisers”) that primarily employs either relative value strategies or other techniques designed to reduce market risk and provide superior risk-adjusted returns.

The Feeder Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.  The Feeder Fund is similar to a private investment fund in that Units are offered and sold only to certain high net worth and sophisticated investors in large denominations and in that investors in the Feeder Fund are subject to asset-based fees.  However, unlike a private investment fund, the Feeder Fund has registered under the 1940 Act and does not charge performance-based fees.

The Offering
The initial closing date for subscriptions for Units is expected to be November 1, 2010 (or such other date as the Manager, in consultation with the Board of Directors of the Feeder Fund and the Master Fund (the “Board”) may determine) (the “Initial Closing Date”).  The Initial Closing Date may be postponed for up to 90 calendar days in the discretion of the Manager, in consultation with the Board.  The Fund will not commence operations until at least $27 million (the “Initial Minimum Target”) in aggregate subscriptions to the Feeder Fund or the Master Fund have been accepted.  If aggregate subscriptions to the Feeder Fund and/or the Master Fund of less than the Initial Minimum Target have not been received on or before the ninetieth calendar day after the day on which this Prospectus is declared effective by the SEC, the Feeder Fund’s escrow agent will return to subscribers the amount of their subscriptions, plus accrued interest, if any, minus any expenses incurred by the Feeder Fund prior to such date.  If aggregate subscriptions to the Feeder Fund and the Master Fund of at least the Initial Minimum Target are received by the Initial Closing Date, the Feeder Fund will commence operations, and thereafter, subsequent purchases of Units generally will be accepted monthly.

Use of Proceeds
The Master Fund will commence investing the proceeds of the initial offering of Units in accordance with its investment objective and principal strategies as soon as possible upon receipt of initial subscriptions of at least the Initial Minimum Target.  Pending the investment of the proceeds of the offering pursuant to the Master Fund’s investment policies, a portion of the proceeds of the offering not invested in the Underlying Funds may be invested by the Feeder Fund and/or the Master Fund in short-term, high quality debt securities, money market funds, or other cash equivalents.  In addition, the Feeder Fund and/or the Master Fund may maintain a portion of the proceeds of the offering in cash to meet operational needs or during any period in which the Manager determines, in its sole discretion, that investment of the Master Fund’s assets in one or more Underlying Funds is not in the best interests of the Fund.

Investment Objective and Strategies
The Feeder Fund’s investment objective is capital appreciation with limited variability of returns.  The Feeder Fund attempts to achieve this objective by investing substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund.  The Master Fund’s investment objective is capital appreciation with limited variability of returns, which it attempts to achieve by allocating capital among a number of Underlying Funds.  The Manager anticipates that the Master Fund will generally invest in 20 to 35 Underlying Funds at any given point, and the Manager does not intend to allocate over 10% of the Master Fund’s capital (as of the allocation date) to any single Underlying Fund (or any group of Underlying Funds managed by a single Underlying Adviser or group of affiliated Underlying Advisers).  However, the Manager reserves the right to increase or decrease the number of Underlying Funds and revise its method of allocating capital to them if, in the sole discretion of the Manager, such changes are warranted.

The Manager believes that market neutral and uncorrelated investment strategies offer potential for long-term investment success. The Manager’s operating history dating back to 1996 gives it over fourteen years’ experience in a specific subset of the hedge fund universe. The Manager generally focuses on Underlying Funds that use a variety of strategies that seek to be hedged and uncorrelated to the broader financial markets. While the Master Fund may invest in any type of Underlying Fund, the Manager expects to have the Master Fund invested in Underlying Funds that generally fall into the following five hedge fund sectors: relative value multi-strategy, event-driven multi-strategy, equity market neutral, distressed securities and credit opportunities. The Underlying Advisers in these general hedge fund sectors utilize a variety of investment strategies, including, but not limited to, market neutral, fundamental equity long/short, risk and event arbitrage, distressed and stressed securities, convertible bond arbitrage, capital structure arbitrage, systematic trading, fixed income arbitrage and private investments.

The Manager seeks to diversify the Master Fund’s investments in Underlying Funds within sectors and across strategies in an attempt to offset the risks of investments in other sectors, strategies or the financial markets as a whole.

There can be no assurance that the Feeder Fund will achieve its investment objective or avoid substantial losses.  The Feeder Fund’s investment objective may be changed by the Board without the vote of a majority of the Feeder Fund’s outstanding voting securities.  Notice will be provided to those persons who are admitted as a member of the Feeder Fund (“Members”) prior to any such change.

Use of Leverage	Certain Underlying Funds utilize leverage as part of their investment strategies. This use of leverage magnifies rates of return (both positive and negative) achieved by the Feeder

Fund.  Further, the Master Fund may borrow an amount not exceeding 10% of the Master Fund’s net asset value for the purpose of balancing investments with and withdrawals from Underlying Funds, balancing investments with Underlying Funds and subscriptions to the Feeder Fund, facilitating prompt payouts to Members in connection with the Feeder Fund’s periodic repurchases of Units and ensuring that the Master Fund and the Feeder Fund each remains in compliance with applicable laws and regulations relating to diversification of investments.  See “Certain Risk Factors.”

Certain Risk Factors
The Fund’s investment program is speculative and entails substantial risks.  The Feeder Fund is newly formed and has no operating history.  Units will be subject to substantial restrictions on transferability and resale.  The Feeder Fund may offer to repurchase Units, but Units will not be redeemable at a Member’s option, nor will Units be exchangeable for units, interests or shares of any other fund because the Feeder Fund is a closed-end investment company.  The Feeder Fund may repurchase less than the full amount of the Units that a Member requests to be repurchased.  If the Feeder Fund does not repurchase a Member’s Units, the Member may not be able to dispose of his, her or its Units, even during periods of Feeder Fund underperformance, due to the substantial restrictions on the transferability and resale of the Units.

The investment program of the Fund attempts, as one of its fundamental policies, to limit risk through selection of Underlying Funds with properly developed and designed investment programs.  Nevertheless, prospective investors should recognize that some of the Underlying Funds selected by the Manager will employ strategies that utilize significant leverage and trade in markets, securities and other financial instruments that are, or at times may become, illiquid.  In addition, the use of relative value strategies in a portion of the portfolio in no respect means that such strategies or the Fund itself does not entail potentially significant risk.  Such strategies involve a number of significant risks and often contain directional elements.  The Fund is speculative and involves a high degree of risk.

The Feeder Fund’s performance depends upon the performance of the Underlying Funds in the Master Fund’s portfolio and the Manager’s ability to select, allocate and reallocate effectively the Master Fund’s assets among them.  The Underlying Funds generally are not registered as investment companies under the 1940 Act, and, therefore, the Master Fund is not entitled to the protections of the 1940 Act with respect to the Underlying Funds.  Underlying Funds may have a limited or no operating history and may have limited experience in managing assets.  In addition, certain Underlying Advisers are not registered as investment advisers under the Advisers Act.  There is no restriction on the Master Fund investing in Underlying Funds managed by Underlying Advisers with limited or no operating history.  Moreover, past performance of any Underlying Fund (or the assets managed by any Underlying Advisers) is not necessarily predictive of future results to be obtained by the Fund or any Underlying Fund.

The value of the Fund’s net assets will fluctuate primarily based on the fluctuation in the value of the Underlying Funds in which the Master Fund invests.  To the extent that the portfolio of an Underlying Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Master Fund’s investment in that Underlying Fund is increased.  Underlying Funds may be more likely than other types of funds to engage in the use of leverage, short sales and derivative transactions.  An Underlying Fund’s use of such transactions is likely to cause the value of the Underlying Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used.  The investment environment in which the Underlying Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity gains and losses, and technological and regulatory change.

The Master Fund’s interest in an Underlying Fund is generally valued at an amount determined pursuant to the instrument governing such Underlying Fund, and reported by the relevant Underlying Adviser or its administrator.  As a general matter, the governing instruments of the Underlying Funds provide that any securities or investments that are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined are assigned such fair value as the respective Underlying Adviser may determine in their judgment based on various factors. Such factors, which include, but are not limited to, dealer quotes or independent appraisals may include estimates. The Master Fund relies on these estimates in calculating the Master Fund’s net asset value for reporting, fees and other purposes, including reporting the Master Fund’s net asset value to the Feeder Fund. The Feeder Fund relies on this reporting for repurchases, reporting fees and other purposes and generally does not make any adjustments with respect to payments made upon the Feeder Fund’s periodic repurchase of Units. Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market.

The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid.  The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased.

Each Underlying Fund generally is charged or is subject to an asset-based fee and may be subject to performance-based allocations or fees payable by or allocated from the Underlying Fund.  By being exposed to the investment performance of the Underlying Funds indirectly through the Feeder Fund, an investor in the Feeder Fund bears asset-based fees at the Master Fund level, in addition to any asset-based management fees and performance-based fees or allocations at the Underlying Fund level.  Thus, an investor in the Feeder Fund may be subject to higher operating expenses than if he, she or it invested in another closed-end fund with a different investment focus.  The performance-based compensation received by an Underlying Adviser also may create an incentive for such Underlying Adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based compensation.  That compensation may be based on calculations of realized and unrealized gains made by an Underlying Fund without independent oversight.

Investments by the Underlying Funds in foreign financial markets, including markets in developing countries, present political, regulatory, economic, and other risks that are significant and that may differ in kind and degree from risks presented by investments in the United States.

The investment activities of the Manager, the Underlying Advisers, and their respective affiliates, and their respective directors, trustees, managers, members, partners, officers, and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund.  The Fund’s operations may give rise to other conflicts of interest.

The Master Fund may limit its voting rights in one or more Underlying Funds to avoid certain prohibitions on trading with affiliates under the 1940 Act.  To the extent the Master Fund limits its voting rights with respect to its interest in an Underlying Fund, it will not be able to vote on matters that require the approval of the investors of such Underlying Fund, including a matter that could adversely affect the Master Fund’s investment in it.

The Board	The Board will have overall responsibility for the management and supervision of the operations of the Fund.
The Manager
Under the supervision of the Board and pursuant to an investment management agreement (the “Investment Management Agreement”), Ironwood Capital Management Corporation acts as the Manager of the Fund.  The Manager has been registered with the SEC as an investment adviser since July 1999.  The Manager has also been registered with the Commodity Futures Trading Commission (“CFTC”) and has been a member of the National Futures Association (“NFA”) as a commodity pool operator (“CPO”) since

December 1995.  The Manager also serves as manager of other investment funds that utilize a similar  investment strategy as the Fund.  Jonathan Gans is the Chief Executive Officer and President of Ironwood, Frederick Gans is the Chairman of Ironwood, Alison Sanger is the Chief Operating Officer and Chief Compliance Officer of Ironwood and Neil Zelinski, CPA is the Chief Financial Officer of Ironwood.

The Fund Administrator
State Street Bank and Trust (the “Fund Administrator”), a division within State Street Alternative Investment Solutions, serves as the administrator of the Fund.  The Master Fund compensates the Fund Administrator for providing administrative services to the Feeder Fund and the Master Fund.  See “Other Expenses.”

The Regulatory and Compliance Administrator
HedgeOp Compliance, LLC (“HedgeOp” or the “Regulatory and Compliance Administrator”), serves as the regulatory and compliance administrator of the Fund.  The Fund `compensates the Regulatory and Compliance Administrator for providing regulatory and compliance support services to the Fund.  See “Other Expenses.”

Fees and Expenses
Advisory Fee.  The Master Fund will pay to the Manager an Advisory Fee (as defined below) for each Fiscal Year.  The Advisory Fee shall be computed for each three-month period ending on the last calendar day of April, July, October and January (each, a “Fiscal Quarter”) during each Fiscal Year.  The Master Fund shall pay in arrears to the Manager, as compensation for its management services, a fee (the “Advisory Fee”) equal to 0.30% (a 1.20% annual rate) of the net asset value of the Master Fund as of the close of business on the last calendar day of each Fiscal Quarter (a “Fiscal Quarter Closing”) after crediting or debiting any increase or decrease in net asset value for the Fiscal Quarter but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Master Fund in the preceding Fiscal Quarter) or (iii) Advisory Fees assessed as of such date.

The Advisory Fee will begin to accrue as of the Initial Closing Date.  The Advisory Fee for any period less than a Fiscal Quarter shall be pro-rated based on the actual number of calendar days elapsed.

The Feeder Fund does not pay the Manager an advisory fee.

Distribution Expenses.  Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.0% of the subscription amount.  The Sales Charge may be waived or adjusted at the sole discretion of the Manager and, without limiting the foregoing, is expected to be waived for institutional investors and certain persons associated with the Manager and its affiliates.  The Sales Charge will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Feeder Fund.

All or a portion of the Sales Charge relating to Units will be paid to the placement agent that assisted in the placement of such Units.

Account Servicing Fee: The Fund will pay to the Manager an account servicing fee (the “Account Servicing Fee”) at each Fiscal Quarter Close equal to 0.1875% of the net asset value of each Member’s Units (a 0.75% annual rate).  The Account Servicing Fee accrues monthly and is payable at each Fiscal Quarter Closing before giving effect to repurchases (if any) at such time.

The Account Servicing Fee will begin to accrue as of the Initial Closing Date.

The Manager may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to Units to a placement agent that assisted in the servicing of accounts.

Other Expenses.  The Master Fund will pay all investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, its expenses of the Underlying Funds, including management fees to Underlying Advisers (generally ranging from 1% to 3% of assets under management) and performance fees or allocations to such Underlying Advisers (generally ranging from 20% to 35% of net profits) and all ongoing ordinary administrative and operational costs of the Fund, including legal costs, taxes and any fees paid to the Fund Administrator or the Regulatory and Compliance Administrator. The Feeder Fund or the Master Fund, as applicable, will also directly pay any extraordinary operating expenses.  The Manager will have the authority to allocate any special expenses of the Feeder Fund and/or the Master Fund to some, but not all, Members.    The Fund may incur expenses prior to the Initial Closing Date that will be borne by the Master Fund whether or not the Initial Closing occurs.

The Manager will bear all ongoing ordinary administrative and operational costs of the Manager, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses.

Expense Limitation Agreement.  The Manager expects to enter into an agreement with the Master Fund (the “Expense Limitation Agreement”) whereby it will contractually agree to waive its fees and/or reimburse the Master Fund’s expenses to the extent necessary to ensure that the Fund’s monthly expenses (excluding taxes, brokerage commissions, interest expenses incurred in connection with the Master Fund’s credit facility, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, the Advisory Fee and the Account Servicing Fee) will not exceed 0.020833% (0.25% per annum) of the Master Fund’s net assets as of the last calendar day of any month during the term of the Expense Limitation Agreement (the “Expense Limitation”).  The Master Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Manager, any expenses in excess of the Expense Limitation and repay the Manager such amounts; provided that the Master Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then effective Prospectus.

The initial term of the Expense Limitation Agreement ends on the fifth anniversary of the date this Prospectus is declared effective by the SEC.  Thereafter, the Expense Limitation Agreement will be automatically renewed for each Fiscal Year, unless the Manager provides written notice to the Master Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

Repurchases of Units
No Member will have the right to require the Feeder Fund to redeem its Units.  The Feeder Fund from time to time may offer to repurchase Members’ Units.  These repurchases will be made at such times and on such terms as may be determined by the Board from time to time in its complete and absolute discretion.  The Feeder Fund may repurchase less than the full amount of Units that Members request to be repurchased.  In determining whether the Feeder Fund should repurchase Units from Members pursuant to repurchase requests (each, a “Repurchase Request”), the Board will consider, among other things, the recommendation of the Manager.  The Manager expects that it will recommend to the Board that the Feeder Fund offer to repurchase Units from Members on June 30, 2011 (the “Initial Repurchase Date”) and as of the last calendar day occurring in the six-month period beginning immediately after the Initial Repurchase Date (each, a “Subsequent Repurchase Date” and, together with the Initial Repurchase Date, the “Repurchase Dates”).  The Feeder Fund will not accept any Repurchase Request received by it or its designated agent less than 95 calendar days prior to the Repurchase Date (the “Repurchase Request Deadline”).  The Feeder Fund will send a notice to each Member detailing the expected maximum percentage of Units that the Feeder Fund will repurchase, together with the Repurchase Date, no later than 30 calendar days prior to each Repurchase

Date.

A Member who tenders some but not all of such Member’s Units for repurchase as of a Repurchase Date will be required to maintain a minimum aggregate net asset value of Units equal to $50,000.  The Feeder Fund reserves the right to reduce the amount to be repurchased from a Member as of a Repurchase Date so that the required minimum aggregate net asset value of Units is maintained.  Upon request by a Member, the Manager may (in consultation with the Board and in their sole discretion) permit a Member to cancel a Repurchase Request if such cancellation is determined by the Manager to be in the best interest of the Fund.

A Member may not request a repurchase of its Units during the first year following the Member’s initial capital contribution (such time period, a “Lock-Up Period”), except that a Member may request a repurchase of its Units within the Lock-Up Period subject to a fee of 5.00% of the amount being repurchased by the Feeder Fund, payable to the Feeder Fund (an “Early Repurchase Fee”).  The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Fee.  Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future.

The Fund’s assets consist almost exclusively of interests in the Underlying Funds.  Therefore, in order to finance the repurchase of Units pursuant to repurchase offers, the Master Fund will have to liquidate all or a portion of its interests in one or more Underlying Funds.  Each Underlying Fund has substantial restrictions on the ability of investors (including the Master Fund) to redeem their interest therein and broad authority to suspend redemptions of interests therein.

The Manager, the Board or any of their respective employees or other affiliates do not have any control over any Underlying Fund or any Underlying Adviser.  Therefore, due to circumstances entirely outside of the control of the Manager, the Board and any of their respective affiliates, the Feeder Fund may be unable to repurchase Units as of any Repurchase Date.  Subject to the Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance the Feeder Fund’s repurchase obligations pursuant to any such repurchase offer.

Eligible Investors
Each prospective investor (and Members who subscribe for additional Units) will be required to certify that the Units purchased are being acquired directly or indirectly for the account of either (i) a natural person who is an “accredited investor” as defined in Rule 501 of the Securities Act or (ii) a non-natural person that is a “qualified client” as defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000 (exclusive of the value of such person’s primary residence), or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year.  A “qualified client” means an entity that has a net worth of more than $1,500,000, or that meets certain other qualification requirements.  The relevant investor qualifications are set forth in the investor certification that each investor must sign in order to invest in the Feeder Fund, a form of which appears as Appendix A to this Prospectus (the “Investor Certification”).

Investor Suitability
An investment in the Feeder Fund involves a considerable amount of risk.  It is possible that some or all of a Member’s investment may be lost.  Before making an investment decision, an investor should consider (among other things):  (i) the suitability of the investment with respect to its investment objectives and personal situation; and (ii) other factors, including its personal net worth, income, age, risk tolerance, tax situation and liquidity needs.  An investor should invest in the Feeder Fund only money that it can afford to lose, and it should not invest in the Feeder Fund money to which it will need access in the short-term or on a frequent basis.  In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment portfolios because the Feeder Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

Purchase of Units
The Feeder Fund may accept both initial and additional applications by investors to purchase Units at such times as the Feeder Fund may determine, subject to the receipt of cleared funds on or prior to the acceptance date set by the Feeder Fund and notified to prospective Members.  Pending investment in the Feeder Fund, the proceeds of the continuous offering will be placed in an interest-bearing escrow account by State Street Bank & Trust Company, the Feeder Fund’s escrow agent.  After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund’s investment policies.  Initial and subsequent purchases will generally be accepted monthly.  The Feeder Fund reserves the right to reject in its complete and absolute discretion any application for Units.  The Feeder Fund also reserves the right to suspend purchases of Units at any time.  The minimum initial investment is $50,000, subject to waiver by the Manager to an amount not less than $25,000.  The minimum subsequent investment is $10,000, subject to waiver by the Manager.

Annual Distributions
The Feeder Fund intends to distribute all of its net investment income to Members as of the last calendar day of each calendar year (an “Annual Distribution”).  Annual Distributions will be made to each Member pro rata based on the number of Units held by such Member and will be net of Fund expenses.  For U.S. federal tax purposes, the Feeder Fund is required to distribute substantially all of its net investment income for each calendar year.  All net realized capital gains, if any, are distributed at least annually to holders of Units.  Units are issued and outstanding from the Initial Closing Date (or other date on which Units are issued by the Feeder Fund) to the date on which such Units are repurchased by the Feeder Fund.

Dividend Reinvestment Plan
Unless a Member elects in the attached Investor Certification to receive Annual Distributions in the form of cash (a “Distribution Election”), all Annual Distributions are reinvested in full and fractional Units at the net asset value per Unit next determined on the payable date of such Annual Distributions.  A Member may at any time, by written request to the Manager, make a Distribution Election, in which event such Member will receive any Annual Distribution in the form of a combination of cash and Units.  Any such Units will be registered in the name of such Member and such cash payment will be mailed as soon as practicable after the last calendar day of each calendar year in which Annual Distributions are declared.  The Feeder Fund is not responsible for any failure of delivery to a Member’s address of record, and no interest will accrue on amounts represented by uncashed Annual Distributions checks.

The automatic reinvestment of Annual Distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such Annual Distributions.  See “Material U.S. Federal Income Tax Considerations.”

Taxes
The Feeder Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company under subchapter M of the Code (a “RIC”).  As a RIC, the Feeder Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to the Members as dividends.  To maintain its RIC status, the Feeder Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.  See “Risk Factors—Corporate-Level Income Tax for Failure to Qualify as a RIC,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”

ERISA Plans and	Subject to the limitations and considerations described herein, Units generally may be

Other Tax-Exempt Entities
purchased by “employee benefit plans” as defined in and subject to the fiduciary responsibility provisions of ERISA and by “plans” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended  (the “Code”).  See “Investment by Employee Benefit Plans.”

Term	The Feeder Fund’s term is perpetual unless the Feeder Fund is otherwise terminated under the terms of the LLC Agreement.
Reports to Members
The Feeder Fund anticipates sending Members unaudited quarterly financial information that will include the number of Units held by the Member, the net asset value per Unit and the aggregate net asset value of a Member’s Units, certified audited annual financial statements and necessary federal income tax information within 60 calendar days after the close of the period for which the report is being made, or as required by the 1940 Act.

Fiscal Year	For accounting purposes, the Feeder Fund’s Fiscal Year is the period ending on April 30. The Feeder Fund’s taxable year is the period ending December 31.
The Underlying Funds in which the Master Fund invests may pursue various investment strategies and are subject to special risks.  The Units will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Units will develop.  The Units will also be subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Feeder Fund and in compliance with federal and state securities laws.  The Units will not be redeemable at a Member’s option nor will they be exchangeable for interests in any other fund because the Feeder Fund is a closed-end investment company.  As a result, a Member may not be able to sell or otherwise liquidate his, her or its Units.  The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

SUMMARY OF FUND EXPENSES

The following table summarizes the expenses of the Fund and is intended to assist Members and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Feeder Fund.  Each figure below relates to a percentage of the Feeder Fund’s average net asset value at month-end over the course of a year.  The expenses associated with investing in a “fund of funds” such as the Feeder Fund are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the members of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the Underlying Fund level.  These indirect items are not reflected in the following chart or the example below.  The fees associated with an Underlying Fund will generally include a management fee ranging from 1% to 3% per annum of the average net asset value of the Fund’s investment in such Underlying Fund, plus performance allocations or fees generally ranging from 20% to 35% of net profits earned by the Underlying Fund.

Member Transaction Expenses
Maximum Sales Charge (Load) (as a percentage of the offering price)(1)	2.00%
Maximum Sales Charge on Reinvested Distributions	None
Early Repurchase Fee	5.00%

Annual Expenses (as a percentage of net assets attributable to Units)
Advisory Fee(2)	1.20%
Interest Payments on Borrowed Funds(3)	0.00%
Account Servicing Fee(4)	0.75%
Other Expenses(5)	0.25%
Acquired Fund Fees and Expenses(6)	2.77%

Total Annual Expenses(5)	4.97%

(1)	The Sales Charge is subject to waivers for certain types of investors. See “Subscription for Units.”

(2)
The Master Fund will pay to the Manager an Advisory Fee at each Fiscal Quarter Close equal to 0.30% of the net asset value of each Member’s Units (a 1.20% annual rate).  The Advisory Fee accrues monthly and is payable at each Fiscal Quarter Close before giving effect to repurchases (if any) occurring at such time.

(3)
The Master Fund expects to incur minimal interest expenses of approximately $7,500 per annum.  However, actual expenses incurred in respect of interest payments on borrowed funds may prove higher depending on the extent of borrowing required to fund repurchases of Units.  Any such expenses will not be subject to the Expense Limitation.

(4)
The Feeder Fund will pay to the Manager an account servicing fee at each Fiscal Quarter Close equal to 0.0875% of the net asset value of each Member’s Units (a 0.35% annual rate) and the Master Fund will pay to the Manager an account servicing fee at each Fiscal Quarter Close equal to 0.10% of the net asset value of units of limited liability company interest of the Master Fund issued in respect of each Member’s Units (a 0.40% annual rate).  The Account Servicing Fee accrues monthly and is payable at each Fiscal Quarter Closing before giving effect to repurchases (if any) at such time.

(5)
Reflects all expected ordinary operating expenses of the Fund other than taxes, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, the Advisory Fee and the Account Servicing Fee, as such expenses are reduced by application of the terms of the Expense Limitation Agreement.  The organizational and initial offering expenses of the Fund will be paid by the Manager.

Pursuant to the Expense Limitation Agreement, the Manager will contractually agree to waive the Master Fund’s expenses to the extent necessary to ensure that the Fund’s monthly expenses (excluding taxes, brokerage commissions, interest expenses incurred in connection with the Master Fund’s credit facility, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, the Advisory Fee and the Account Servicing Fee) will not exceed 0.020833% (0.25% per annum) of the Master Fund’s net assets as of the last calendar day of any month during the term of the Expense Limitation Agreement.  The Master Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Manager, any expenses in excess of the Expense Limitation and repay the Manager such amounts; provided that the Master Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then effective Prospectus.

The initial term of the Expense Limitation Agreement ends on fifth anniversary of date this Prospectus is declared effective by the SEC.  Thereafter, the Expense Limitation Agreement is automatically renewed for each Fiscal Year thereafter, unless the Manager provides written notice to the Master Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

(6)
In addition to the Feeder Fund’s direct expenses, the Feeder Fund bears a pro rata share of the Master Fund’s expenses, which include the Master Fund’s pro rata share of the expenses of the Underlying Funds.  “Acquired Fund Fees and Expenses” refers to the fees and expenses of the Underlying Funds borne by the Master Fund.  The Master Fund will specifically bear: (i) management fees charged by each Underlying Fund and payable to the associated Underlying Adviser calculated as a percentage of between 1% to 3% of the average net asset value of the Master Fund’s investment, (ii) performance-based fees or allocations paid or allocated by each Underlying Fund to the associated Underlying Adviser (or its affiliates) in an amount equal to between 20% to 35% of the net capital appreciation in the Master Fund’s investment in such Underlying Fund during a particular calendar year or other measurement period and (iii) various additional expenses of each Underlying Fund (including, without limitation, administration fees, custody and prime brokerage fees, brokerage commissions related to transactions, directors fees, costs of making investment). The amounts described above are calculated based on the Manager’s current estimate of the allocation of the Master Fund’s assets amongst various Underlying Funds.  The Manager has assumed that the fees, expenses and allocations to be borne by the Master Fund in each period will be materially similar to the fees, expenses and allocations borne by other funds managed by the Manager that invest in parallel funds managed by the Underlying Advisers.  In the future, these fees, expenses and allocations may be substantially higher or lower than reflected, because certain fees and allocations are based on the performance of the Underlying Funds, which fluctuate over time.  In addition, the Master Fund’s portfolio may not include certain Underlying Funds the parallel funds of which have been used to estimate the various fees, expenses and allocations, which will result in different (and, possibly, higher) fees, expenses and allocations borne by the Master Fund.

The following hypothetical example is intended to help you compare the cost of investing in the Feeder Fund with the cost of investing in other funds.  The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown.  The tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units.  See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses.

The following example should not be considered a representation of past or future expenses because actual expenses may be greater or less than those shown.

Example

You would pay the following net annual expenses on a $1,000 investment, assuming a 5% annual return(1)	1 YEAR $72.71	3 YEARS $182.34	5 YEARS $297.82	10 YEARS(2) $614.27

(1)
Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater or less than the amounts shown in the Example.

(2)
The expenses listed for the ten-year period is based on the Feeder Fund’s total estimated operating expenses without taking into account the potential impact of the Expense Limitation Agreement.  There is no guarantee that the Expense Limitation Agreement will remain in effect after the fifth anniversary of the date on which this Prospectus is declared effective by the SEC.  If the Expense Limitation Agreement remains in effect, however, the actual expenses that will ultimately be borne by the Feeder Fund during this period will be lower than those listed in this Example to the extent the Feeder Fund’s expenses exceed the expense limitation then in place.

USE OF PROCEEDS

The Feeder Fund expects that the proceeds of the offering, excluding the amount of any Sales Charges paid by investors and net of the Feeder Fund’s ongoing fees and expenses, will be invested by the Master Fund in Underlying Funds, in accordance with the Feeder Fund’s investment objective and strategies as soon as practicable after the Initial Closing Date (assuming the Fund receives at least $27 million in subscriptions prior to the Initial Closing Date) and, thereafter, after each subsequent month-end closing of the offering. Such proceeds will be invested together with any interest earned in the Feeder Fund’s escrow account prior to such closing.

Pending the investment of the proceeds from the sale of interests in Underlying Funds pursuant to the Feeder Fund’s investment objective and strategies, the Feeder Fund and/or the Master Fund may invest a portion of the proceeds of the offering that is not invested in Underlying Funds, which may be a substantial portion of the proceeds of the offering, in short-term, high quality debt securities, money market funds, or other cash equivalents.  In addition, the Feeder Fund and/or the Master Fund may maintain a portion of the proceeds in cash to meet operational needs or during any period in which the Manager determines, in its sole discretion, that investment of the Master Fund’s assets in one or more Underlying Funds is not in the best interests of the Fund.  The Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

THE FEEDER FUND

The Feeder Fund is a recently formed Delaware limited liability company that is a registered, closed-end, non-diversified, management investment company under the 1940 Act, which invests substantially all of its investable assets in the Master Fund, a recently formed Delaware limited liability company that is a registered, closed-end, non-diversified, management investment company under the 1940 Act, which invests substantially all of its investable assets in Underlying Funds.

INVESTMENT OBJECTIVES, METHODOLOGY, AND POLICIES

Investment Objectives

The Feeder Fund’s investment objective is to achieve capital appreciation while limiting the variability of returns.  The Feeder Fund emphasizes investments with Underlying Funds that utilize relative value strategies (i.e., they attempt to take long and short positions or other combinations of positions that tend to substantially reduce exposure to market risk) and other related strategies such as non-directional or arbitrage-oriented investment strategies.  In these strategies, long positions will generally be balanced in whole or in part by offsetting short positions.  In addition, the Master Fund invests with certain Underlying Funds that utilize other investment strategies that may not be considered relative value or arbitrage-oriented strategies, but demonstrate limited dependence on movements within broader financial markets.  Underlying Funds utilizing these strategies may not balance their positions, but are nonetheless potentially able to produce returns that are independent of equity and bond markets as a whole.

The Manager believes that market neutral and uncorrelated investment strategies offer potential for long-term investment success.  The Manager’s operating history dating back to 1996 gives it over fourteen years’ experience in a specific subset of the hedge fund universe.  The Manager generally focuses on Underlying Funds that use a variety of strategies that seek to be hedged and uncorrelated to the broader financial markets.  While the Master Fund may invest in any type of Underlying Fund, the Manager expects to have the Master Fund invested in Underlying Funds that generally fall into the following five hedge fund sectors: relative value multi-strategy, event-driven multi-strategy, equity market neutral, distressed securities and credit opportunities.  The Underlying Advisers in these general hedge fund sectors utilize a variety of investment strategies, including, but not limited to, market neutral, fundamental equity long/short, risk and event arbitrage, distressed and stressed securities, convertible bond arbitrage, capital structure arbitrage, systematic trading, fixed income arbitrage and private investments.  Investments may also be made with Underlying Funds employing other investment strategies involving stocks, bonds, futures, stock futures, forwards, swaps, options and other financial instruments.  There are no substantive restrictions on the types of markets or instruments that may be used by the Underlying Funds; the Underlying Funds may invest and trade in virtually any security, commodity, currency or derivative market worldwide.

The Manager seeks to diversify its investments in Underlying Funds within sectors and across strategies in an attempt to offset the risks of other investments in sectors, strategies or the financial markets as a whole.  However, in allocating the Master Fund’s assets to the Underlying Funds, the Manager is not subject to any formal diversification requirements, and the Master Fund may from time to time be concentrated in a limited number of Underlying Funds, which themselves may from time to time be concentrated in a limited number of positions or strategies.  By investing with a diverse group of Underlying Funds that in turn utilize a diverse group of strategies, the Manager anticipates that the capital deployed within strategies by certain Underlying Funds is not expected to significantly correlate with investments undertaken by other Underlying Funds, although there can be no assurance that this will be the case.

Hedging and arbitrage strategies are not intended to profit by taking directional market risk, although they sometimes contain a limited directional component.  Hedging and arbitrage strategies are designed to profit from price movements among related financial instruments.  While these strategies are by no means risk-free, they are intended to be generally indifferent to overall market price movements as the differentials they seek to exploit can occur as readily in declining as in rising financial markets.

Because certain Underlying Funds may invest in various commodity futures and related option contracts, usually (but not exclusively) for the purpose of hedging other positions, the Feeder Fund and the Master Fund are each  subject to regulation as a commodity pool under CFTC regulations.  However, the Feeder Fund and the Master Fund each operates pursuant to an exemption provided by CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool and the use of such contracts will be incidental to the overall investment program of the Fund.  Those Underlying Funds that trade futures and options contracts may trade any futures or option contract traded on a domestic or foreign exchange.  Such Underlying Funds, as well as non-CFTC registered Underlying Funds, may also trade currency forward contracts in the interbank market and interest rate and currency swaps in the interbank/interdealer swaps market.

The Manager anticipates that the Master Fund will generally invest in 20 to 35 Underlying Funds at any given point, and the Manager does not intend to allocate over 10% of the Master Fund’s capital (as of the allocation date) to any single Underlying Fund (or any group of Underlying Funds managed by a single Underlying Adviser or group of affiliated Underlying Advisers).  However, the Manager reserves the right to increase or decrease the number of Underlying Funds and revise its method of allocating capital to them if, in the view of the Manager, such changes are warranted.

Underlying Fund Selection Process

The Master Fund will invest its assets in Underlying Funds that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes.  The Underlying Funds are selected with the objective of obtaining quality management and a broad diversification within the types of strategies utilized by the Fund.  The compensation earned by the Underlying Advisers can involve fixed fees based on the value of the assets under management (generally 1% to 3% per annum), performance fees based on profits earned by the Underlying Funds (generally 20% to 35% of such profits) or a combination thereof.  Certain Underlying Funds may charge higher or lower fees than those set forth in the preceding sentence.

An important element of the selection process is the Manager’s subjective assessment of the ability and character of prospective Underlying Advisers.  Although many of the Underlying Funds selected are successful, highly regarded members of their industry, on occasion the Manager may select relatively new and unproven Underlying Funds who it believes demonstrate unusual potential.

The Manager considers a variety of factors in selecting prospective Underlying Funds, including:

•	Past performance during favorable and unfavorable market conditions.

•	Diversification characteristics in relation to other Underlying Funds.

•	Amount of assets under management.

•	Absence of significant conflicts of interest.

•	Overall integrity and reputation.

•	Percentage of business time devoted to investment activities.

•	Fees charged.

The Manager has several sources for identifying prospective Underlying Funds, including:

•	Referrals from other advisers, consultants, brokers and investors.

•	Knowledge obtained through current and past investment activities of potential Underlying Advisers who manage only proprietary capital or who are employed by other financial entities.

•	Articles and publications.

•	On-site and telephone interviews.

•	Monitoring of the Underlying Funds and investments.

The Manager monitors the performance of each Underlying Fund.  The Manager contacts each Underlying Adviser regarding such Underlying Adviser’s periodic results and for such Underlying Adviser’s analysis of significant events as they relate to such Underlying Adviser’s investment strategies and influence such Underlying Adviser’s investment decisions.  The Manager also makes visits to the offices of each Underlying Adviser to review such Underlying Adviser’s activities.

If an Underlying Fund’s relative performance is poor or if significant changes occur in an Underlying Fund’s approach or investments, the Manager may reduce or redeem the Master Fund’s capital allocation to that Underlying Fund.  The Manager may also reallocate the Master Fund’s assets among different Underlying Funds to reflect the Manager’s analysis of which investment strategies are best suited to current market conditions.

Leverage

The Underlying Advisers frequently use leverage in their investment activities through purchasing securities on margin and through selling securities short.  The Underlying Funds may also leverage by entering into repurchase agreements whereby they effectively borrow funds on a secured basis by “selling” portfolio securities to a financial institution for cash and agreeing to “repurchase” such securities at a specified future date for the sales price paid plus interest at a negotiated rate.  The proceeds of such repurchase agreements will be used to finance other investment activities.  Further, leverage may be generated through bank borrowings, total return swaps, futures and options and other techniques.  Futures trading by the Underlying Funds generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.

The Feeder Fund will not directly leverage its investment in the Master Fund and the Master Fund will not directly leverage its investments with Underlying Funds through borrowing to any significant extent.  However, the Master Fund may borrow money for the purpose of balancing cash inflows and outflows between the Master Fund and its selected Underlying Funds, balancing cash flows between Underlying Funds and subscriptions to the Master Fund and/or the Feeder Fund (e.g., the Master Fund invests with an Underlying Fund that is only available on April 1 in anticipation of further subscriptions from new or existing Investors on July 1 of such year) and providing liquidity to fund the periodic repurchase of Units on a timely basis.  The Master Fund may also temporarily borrow funds for the purpose of providing liquidity for the payment of fees or expenses or for any other reasonable purpose (as determined by the Manager), including the facilitation of prompt payouts to Members in connection with the Feeder Fund’s periodic repurchases of Units.

Cash Reserves

The Manager is not required to allocate all of the Master Fund’s assets to Underlying Funds and may maintain such cash reserves as it may from time to time deem to be appropriate for defensive purposes, to fund future allocations, or to pay operating costs.  The Manager may invest and manage such cash reserves in Treasury securities, money market funds, bank deposits, and similar short-term instruments or accounts.  If the Manager allocates some of the Feeder Fund’s or the Master Fund’s assets to a money market fund or similar investment, the Feeder Fund will bear the standard management fees and costs and expenses of such money market fund in addition to the fees and expenses borne by the Feeder Fund.

INVESTMENT STRATEGIES

Following are brief summaries of some of the investment strategies which may be utilized by the Underlying Funds.  They are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods which may be used by the Underlying Funds.

(1) Market Neutral, Fundamental Equity Long/Short. Certain Underlying Funds have stock selection methods based on analytical and statistical analysis.  They offer a relative value product by buying a diversified basket of stocks that the model selects as undervalued and selling short a diversified basket of stocks which the model selects as overvalued.  The two baskets are chosen to maximize expected return and minimize expected risk.  Since these are, at least to some extent, opposing goals, a compromise is necessary.  Frequently, Underlying Funds explicitly or implicitly attempt to maximize some function of these two variables, such as the Sharpe ratio ((expected return minus riskless rate)/standard deviation of return).  Other Underlying Funds employ similar strategies which are roughly market and sector neutral but make no attempt to eliminate all market or sector risk or to hedge individual positions against company risk.

(2) Risk and Event Arbitrage.  Risk and event arbitrage involves assessing the probability that an announced transaction will be completed, the timing of such transaction and the risk that it will occur differently than expected.  The transaction may be a merger, tender offer, sale, liquidation, spin-off, exchange offer or other extraordinary transaction.  The decision to initiate a risk arbitrage position will depend upon the price differential or “spread” between the market price and the expected value at consummation, and upon whether or not such “spread” is large enough to compensate for both the time until closing and the risks associated with the transaction.  An investment may also depend on the potential for other buyers to emerge at higher prices.  The assessment of probability, risk, valuation and timing requires analysis of business, financial, regulatory and legal issues specific to each transaction.  A risk and event arbitrage investment may involve long or short positions, or a combination.

(3) Distressed and Stressed Securities.  Certain Underlying Funds may select debt or equity securities of issuers experiencing financial distress.  Such securities present opportunities because the market may not accurately assess the value of the issuer’s securities or the likely effect of future events.  These investments may be in bank loans, equipment leases, trade payables and other traded debt or preferred stock of companies which may become subject to Chapter 11 bankruptcy proceedings or may be affected by financial reorganizations, exchange offers, liquidations outside of bankruptcy, workouts and other extraordinary transactions.  Such securities may be purchased with a view toward actively participating in recapitalizations or restructurings.  The lack of institutional research coverage, limited investor analysis of a potential restructuring and original claim holders’ liquidity requirements may create substantial price differentials between current market value and likely future value.

(4) Convertible Bond Arbitrage.  This style of arbitrage involves the simultaneous purchase and short sale of multiple securities of the same corporation.  The arbitrager purchases the undervalued issue and sells short the overvalued issue.  Often, the arbitrage involves the purchase of a convertible bond issued by a corporation and the short sale of that corporation’s common stock.  The convertible bond generally has a higher rate of return, carries the corporation’s legal obligation to redeem at a pre-determined future date, and places its owner in a higher legal standing, as creditor, than the common shareholders.  Therefore, the convertible bond tends to lose value at a slower rate than the common stock in declining markets.  The arbitrager would purchase the bond when its “premium,” the excess of its price over the conversion value, is relatively low.  If the common stock price were to decline, it would likely fall at a greater percentage than the bond.  If the common stock price were to rise, the conversion value of the bond would increase also.  These arbitrages generally involve varying proportions of long and short positions.  Convertible bond arbitrage may involve a wide range of “derivative securities” including convertible bonds, convertible preferred stock, warrants and rights, and options on stock, including puts and calls.  With the rise of important markets overseas, especially in Japan and London, there has been a concurrent rise in opportunities to trade mispriced derivative securities.  As a result, a substantial portion of some Underlying Funds’ portfolios may be in non-U.S. securities.

(5) Capital Structure Arbitrage.  Capital structure arbitrage involves analyzing the fundamental credit of issuers to assess the value of each class of such issuers’ assets.  Underlying Funds that pursue capital structure arbitrage strategies frequently invest in multiple levels of a single company’s capital structure, often taking long and short positions in a company’s debt and/or equity in order to capitalize on perceived mispricings resulting from market inefficiencies or different pricing assumptions.  Underlying Funds may take positions related to any level of a company’s capital structure, e.g., senior and subordinated debt securities, bank loans, preference and convertible securities, and common stock.  In addition, Underlying Funds may implement their strategies through the use of derivatives, including credit and equity derivatives, and structured products, such as collateralized debt obligations.  An example of a capital structure arbitrage strategy involves taking a long position in a company’s senior secured debt and a short position in the same company’s unsecured debt.

(6) Systematic Trading.  Systematic trading (also often referred to as statistical arbitrage) is based on the concept that stocks have a tendency to return to a short-term trend line (i.e., deviations from the trend over the last few days tend to reverse themselves partially in the next few days) and often involve using computer-generated technical trading systems to recommend suggested trades and/or execute such trades.  In the “systematic trading” variations, a basket of stocks which are below their short-term trend is purchased and a basket of stocks which are above their short-term trend is sold short.  The baskets are chosen to make the combined portfolio approximately market neutral.  The portfolio risk may be reduced further by balancing within industry groups, by using factor analysis, etc.  Another variation on the theme of short-term reversal uses pairs of stocks that match each other closely in characteristics, or are in the same industry, with one below its short-term trend (long) and one above (short).  Short-term reversal may also be used as a timing device for purchase or sale.  Stock index arbitrage uses stock index futures and a “basket” of securities may also be used in systematic trading.

(7) Fixed Income Arbitrage.  Fixed income arbitrage strategies generally seek to profit from arbitrage opportunities by investing in fixed income instruments viewed as mispriced while attempting to hedge out a substantial component of the underlying market risk with other fixed income instruments.  For example, the arbitrager may simultaneously purchase and sell several forward interest rate swaps such that the components are all interest rate-based assets denominated in the same currency.  Through these simultaneous purchases and sales, issue specific problems including high/low coupons, above/below par effects, issue sizes, real investor demand and financing availability may frequently be minimized.  The strategy may also include attempting to arbitrage absolute and relative fluctuations of interest rate swap spreads due to shifts in market sentiment, regulatory reasons or supply/demand issues in particular sectors of the yield curve.  Such trades typically involve either purchasing/selling sovereign debt while simultaneously paying/receiving on a matched maturity swap or other interest rate-based asset.  The fixed income instruments primarily used include interest rate swaps, sovereign debt, financial futures and options but could involve any number of other instruments.

(8) Private Investments.  Private investment strategies involve purchasing common stock or securities convertible into common stock in unregistered private transactions or pursuant to offshore transactions.  The securities purchased may be offered for sale by both U.S. issuers and non-U.S. issuers.  Because the securities are illiquid, the investment strategy generally includes an exit strategy or other plan to create liquidity within a relatively short period of time following closing of the transaction.  This is typically accomplished through an arrangement under which the issuer is required to register the common stock issued, or that is issuable upon conversion of the convertible securities, within an agreed-upon period of time following the private placement.  Where restricted common stock is purchased directly, it typically will be purchased at a discount from the price at which shares of the common stock are then trading in the public markets.  The convertible securities similarly are generally convertible into common stock at a discount from the price at which shares of the common stock are trading in the public market at the time of conversion.  However, each position, while having an imbedded or anticipated discount, is still subject to the risk of a thin or nonexistent trading market and to risk of insolvency of the issuer.

CERTAIN RISK FACTORS

Prospective investors should consider the following factors in determining whether an investment in the Feeder Fund is suitable for them.  However, the following section does not set forth all risks applicable to the Feeder Fund, and prospective investors should read this entire Prospectus prior to investing in the Feeder Fund.  The following discussion of certain risk factors does not purport to be an exhaustive list or a complete explanation of all of the risks involved in an investment in the Feeder Fund.  An investment in the Feeder Fund should only be made after consultation with independent qualified sources of investment and tax advice.  In addition, certain Underlying Funds employ strategies for which no specific “risk factors” are provided.  Nevertheless, such strategies should be considered to be speculative, volatile, and, in general, no less risky than other strategies more fully described herein.

THE PAST RESULTS OF THE UNDERLYING FUNDS SELECTED FOR INVESTMENT BY THE MASTER FUND OR THE UNDERLYING ADVISERS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.  NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.  THE FEEDER FUND IS NOT A COMPLETE INVESTMENT PROGRAM AND SHOULD REPRESENT ONLY A PORTION OF AN INVESTOR’S PORTFOLIO MANAGEMENT STRATEGY.

(1) No Operating History.  The Feeder Fund and the Master Fund are each recently formed and neither has any operating history.

(2) Closed-End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units.  The Feeder Fund and the Master Fund are each a closed-end, non-diversified, management investment company under the 1940 Act designed primarily for long-term investment and is not intended to be a trading vehicle.  Investors should not invest in the Feeder Fund if they need a liquid investment.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities.  The Manager believes that unique investment opportunities exist in the market for Underlying Funds.  However, these investments are illiquid, and an open-end fund’s ability to make such investments is limited.  For this reason, among others, the Feeder Fund and the Master Fund have each been organized as a closed-end fund.

The Feeder Fund does not intend to list its Units for trading on any securities exchange.  There is no secondary trading market for the Units, and none is expected to develop.  The Units are, therefore, not readily marketable.  Because the Feeder Fund is a closed-end investment company, its Units are not redeemable at the option of Members, and they are not exchangeable for interests of any other fund.  Although the Board, in its complete and absolute discretion, may cause the Feeder Fund to make repurchase offers for outstanding Units at their net asset value, the Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies.  The amount of Units that the Feeder Fund will offer to repurchase during any repurchase offer is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Feeder Fund’s outstanding Units.  In addition, in extreme cases, the Feeder Fund may not be able to complete repurchases due to the Master Fund’s holding of illiquid investments in interests of the Underlying Funds.  Members whose Units are accepted for repurchase will bear the risk that the Feeder Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the effective date of the repurchase (i.e., the Repurchase Date as defined herein).  Further, repurchases of Units, if any, may be suspended or postponed in the complete and absolute discretion of the Board.  An investment in the Feeder Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the investments of the Master Fund in the Underlying Funds as well as the limited liquidity of the investments owned by the Underlying Funds.  See “Investor Suitability” and “Repurchases of Units.”  Also, because the Units will not be listed on any securities exchange, the Feeder Fund is not required, and does not intend, to hold annual meetings of its Members.

(3) Non-Diversified Status Under the 1940 Act.  The Feeder Fund and the Master Fund are each a “non-diversified” investment company under the 1940 Act.  Thus, there are no limitations imposed by the 1940 Act on the percentage of the Master Fund’s assets that may be invested in the securities of any one issuer.  This may result in the Master Fund’s investment portfolio being more susceptible to a single economic, political or regulatory occurrence than would be the case if the Master Fund were operated as a diversified investment company under the 1940 Act.  The Master Fund generally will not invest more than 10% of its assets (measured at the time of purchase) in the securities of a single Underlying Fund (or any group of Underlying Funds managed by a single Underlying Adviser or group of affiliated Underlying Advisers).

(4) No Guarantee of Investment Program Success.  No guarantee or representation is made that the Fund’s investment program will be successful.

(5) Investment Strategies Generally.  While certain Underlying Funds use “relative value” hedging or arbitrage strategies, this in no respect should be taken to imply that the Master Fund’s investments with such Underlying Funds are without risk.  Substantial losses may be recognized on “hedge” or “arbitrage” positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into an outright speculation.  Every relative value strategy involves exposure to some second-order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar-term government bonds or the price spread between different classes of stock for the same underlying firm.  Further, many “relative value” Underlying Funds employ limited directional strategies which expose such Underlying Funds to certain market risk.

(6) Short Selling and Futures Trading.  Some of the Underlying Funds use high-risk strategies, such as selling securities short and futures trading.  Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise.  Commodity futures prices can be highly volatile.  Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the Investor.

(7) Forward Trading.  Underlying Funds may engage in forward trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have been unable to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Underlying Funds due to unusually high trading volume, political intervention or other factors.

(8) Risk and Event Arbitrage.  In pursuing risk and event arbitrage opportunities, certain Underlying Funds may seek to purchase securities at prices below their anticipated value following the occurrence of a predicted event, including proposed mergers, tender offers or similar transactions.  Such purchase price may be in excess of the market price of the securities immediately prior to the announcement of the proposed transaction.  If the proposed transaction is not consummated or is delayed, the market price of the security may decline and result in losses to the Feeder Fund.  In certain transactions, the Underlying Fund may not be hedged against market fluctuations unrelated to the anticipated transaction but which may affect the value of the consideration to be received.  This may result in losses, even if the proposed transaction is consummated.

(9) Investment in Restricted Securities.  While most of the Underlying Funds invest only in marketable instruments, certain Underlying Funds, especially those implementing private investment strategies, invest in restricted or non-marketable securities.  In certain circumstances, such investments could limit the liquidity of the Master Fund’s investments with such Underlying Funds.

(10) Investment in Distressed and Low Credit Quality Securities.  Certain Underlying Funds may acquire distressed securities and securities issued by companies with a low credit rating.  Such securities tend to be highly volatile and illiquid.  In addition, there may be a significant risk of payment default in the case of debt securities.  The Underlying Fund’s ability to realize significant appreciation in the value of such securities may depend upon the issuer’s ability to achieve a successful reorganization or restructuring.  The risk inherent in such securities may be offset by hedging techniques, but this is not always the case.  In some instances, hedging could compound the risk.

(11) Equity Securities.  The value of the securities held by the Underlying Funds is subject to market risk, including changes in economic conditions, growth rates, profits, interest rates and the market’s perception of these securities.  The Feeder Fund’s net asset value will increase and decrease, reflecting fluctuations in the value of such securities.

(12) Debt and Other Fixed Income Securities.  Fixed income securities are subject to interest rate, market and credit risk.  Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally.  Even though such instruments are investments that may promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise.  Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.  Market risk relates to the changes in the risk or perceived risk of an issuer, country or region.  Credit risk relates to the ability of the issuer to make payments of principal and interest.  The values of fixed income securities may be affected by changes in the credit rating or financial condition of the issuing entities.  Fixed income securities denominated in non-U.S. currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

(13) Convertible Securities.  Convertible securities (“Convertibles”) are generally debt securities or preferred stocks that may be converted into common stock.  Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks).  A Convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock.  The market value of a Convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a Convertible usually falls.  Since it is convertible into common stock, the Convertible generally has the same types of market and issuer risk as the underlying common stock.  Convertibles that are debt securities are also subject to the normal risks associated with debt securities, such as interest rate risks, credit spread expansion and ultimately default risk, as discussed above.  Convertibles are also prone to liquidity risk as demand can dry up periodically, and bid/ask spreads on bonds can widen significantly.

An issuer may be more likely to fail to make regular payments on a Convertible than on its other debt because other debt securities may have a prior claim on the issuer’s assets, particularly if the Convertible is preferred stock.  However, Convertibles usually have a claim prior to the issuer’s common stock.  In addition, for some Convertibles, the issuer can choose when to convert to common stock, or can “call” (redeem) the Convertible, which may be at times that are disadvantageous for an Underlying Fund.  Finally, because convertible arbitrage also involves the short sale of underlying common stock, the strategy is also subject to stock-borrowing risk, which is the risk that an Underlying Fund will be unable to sustain the short position in the underlying common shares.

(14) Currency Risk.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the respective markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by governments or central banks (or the failure to intervene) or by currency controls or political developments.  Certain of the investments of the Underlying Funds are in currencies other than the U.S. dollar.  Because the Feeder Fund maintains its books and records in U.S. dollars, exchange rate fluctuations may cause the value of these investments to diminish.

(15) Trading in Derivatives Markets.  The Underlying Funds may make use of various derivative instruments, such as convertible securities, options, futures, forwards and interest rate, credit default, total return and equity swaps.  The use of derivative instruments involves a variety of material risks, including the extremely high degree of leverage sometimes embedded in such instruments.  The derivatives markets are frequently characterized by limited liquidity, which can make it difficult as well as costly to close out open positions in order either to realize gains or to limit losses.  The pricing relationships between derivatives and the instruments underlying such derivatives may not correlate with historical patterns, resulting in unexpected losses.

Use of derivatives and other techniques such as short sales for hedging purposes involves certain additional risks, including (i) dependence on the ability to predict movements in the price of the securities hedged; (ii) imperfect correlation between movements in the securities on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) possible impediments to effective portfolio management or the ability to meet short term obligations because of the percentage of a portfolio’s assets segregated to cover its obligations.  In addition, by hedging a particular position, any potential gain from an increase in the value of such position may be limited.

(16) Over-the-Counter Transactions.  The Reform Act, enacted in July 2010, includes provisions that comprehensively regulate the over-the-counter derivatives markets for the first time.

The Reform Act will require that a substantial portion of OTC derivatives must be executed in regulated markets and submitted for clearing to regulated clearinghouses.  OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements.  The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives.  Although the Reform Act includes limited exemptions from the clearing and margin requirements for so-called “end-users”, neither the Fund nor the Manager can confirm whether each Underlying Fund will be able to rely on such exemptions.  In addition, the OTC derivative dealers with which the Underlying Funds may execute the majority of its OTC derivatives will not be able to rely on the end-user exemptions under the Reform Act and therefore such dealers will be subject to clearing and margin requirements notwithstanding whether the Fund is subject to such requirements.  OTC derivative dealers also will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as they currently are allowed to do.  This will further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks.

The SEC and CFTC may also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility.  Such requirements may make it more difficult and costly for investment funds, including the Underlying Funds, to enter into highly tailored or customized transactions.  They may also render certain strategies in which the Underlying Funds might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC derivative dealers and major OTC derivatives market participants will be required to register with the SEC and/or CFTC.  One or more Underlying Funds or Underlying Advisers may be required to register as major participants in the OTC derivatives markets.  Dealers and major participants will be subject to minimum capital and margin requirements.  These requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared.  OTC derivatives dealers will also be subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens.  These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks.  The overall impact of the Reform Act on the Fund is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime.

Although the Reform Act will require many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by an Underlying Fund may remain principal-to-principal or OTC contracts between an Underlying Fund and third parties entered into privately.  The risk of counterparty nonperformance can be significant in the case of these over-the-counter instruments, and “bid-ask” spreads may be unusually wide in these heretofore substantially unregulated markets.  While the Reform Act is intended in part to reduce these risks, its success in this respect may not be evident for some time after the Reform Act is fully implemented, a process that may take several years.  To the extent not mitigated by implementation of the Reform Act, if at all, the risks posed by such instruments and techniques, which can be extremely complex and may involve leveraging of the assets of one or more Underlying Funds, include:  (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could preempt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) system risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

(17) Investments in Non-U.S. Underlying Funds and Non-U.S. Markets by Underlying Funds.  Each Underlying Fund is organized outside of the United States.  A jurisdiction in which one or more Underlying Funds may be organized may have limitations on the ability of the Master Fund as an investor in such Underlying Funds to enforce the Master Fund’s rights as an investor therein.  Moreover, the laws of such jurisdiction may generally limit the rights of investors in an Underlying Fund.  The Manager will not limit investments in Underlying Funds that are organized in any jurisdiction.  In addition, investments by the Underlying Funds in non-U.S. financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States and pose a range of potential risks that could include, depending upon the country involved, expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility, and market manipulation.  In addition, less information may be available regarding non-U.S. issuers, and non-U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.  Further, non-U.S. securities may not be as liquid as U.S. markets.  Transaction costs of investing outside the U.S. are generally higher than in the U.S.  Higher costs result because of the cost of converting a non-U.S. currency to dollars, the payment of fixed brokerage commissions on some non-U.S. exchanges, and the imposition of transfer taxes or transaction charges by non-U.S. exchanges.  There is generally less government supervision and regulation of exchanges, brokers and issuers outside the U.S. than there is in the U.S., and there is greater difficulty in taking appropriate legal action in non-U.S. courts.  Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Feeder Fund’s performance.

(18) Use of Trading Systems by Underlying Funds.  Certain Underlying Funds’ strategies require the use of systematic trading systems.  As market dynamics (for example, due to changed market conditions and participants) shift over time, a previously highly successful trading system often becomes outdated or inaccurate, perhaps without the Underlying Adviser recognizing that fact before substantial losses are incurred.  There can be no assurance that an Underlying Adviser will be successful in continuing to develop and maintain effective quantitative trading systems.  Systematic trading systems also rely heavily on computer hardware and software, online services and other computer-related or electronic technology and equipment to facilitate the Underlying Fund’s investment activities, and may trade financial instruments through electronic trading or order routing systems.  Electronic trading exposes such an Underlying Fund, and therefore the Feeder Fund, to the risk of system or component failure.

(19) Strategy Risk.  The Feeder Fund is subject to strategy risk.  Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all Underlying Funds in the strategy suffer significant losses).  Strategy-specific losses can result from excessive concentration by multiple Underlying Funds in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market).

(20) Long/Short Equity Risks.  The Feeder Fund could incur significant losses in the long/short equities component of the Underlying Funds in the event of a substantial decline in the global stock markets.

(21) Limited Liquidity of Units.  The Manager expects that it will recommend to the Board that the Feeder Fund offer to repurchase Units from Members on the Repurchase Dates.  In addition, a Member may not request a repurchase of its Units during the first year following the Lock-Up Period, except that a Member may request a repurchase of its Units within the Lock-Up Period subject to an Early Repurchase Fee of 5.00% of the amount being repurchased by the Feeder Fund, payable to the Feeder Fund.  Units are not freely transferable.  There is no market for Units and none is ever expected to develop or be permitted to develop.  Investors thus may not be able to liquidate their investment in the event of an emergency or for any other reason, and Units may not be readily accepted as collateral for a loan.  In addition, illiquidity of the Master Fund’s investments (pooled entities in which the Master Fund invests may only allow redemptions on an annual or more irregular basis and may impose limits on the amount of redemptions) or an Underlying Fund’s investments may prevent the Feeder Fund from making prompt payment of repurchase requests.  Each Underlying Fund has substantial restrictions on the ability of investors (including the Master Fund) to redeem their interest therein and broad authority to suspend redemptions of interests therein.  None of the Manager, the Board or any of their respective employees or other affiliates has any control over any Underlying Fund or any Underlying Adviser.  Therefore, due to circumstances entirely outside of the control of the Manager, the Board and any of their respective affiliates, the Feeder Fund may be unable to repurchase Units as of any Repurchase Date.  Further, in certain limited circumstances the Feeder Fund may delay offers to repurchase Units and/or pay for repurchased Units in kind rather than in cash.

(22) Custody Risk.  Institutions, such as brokerage firms, banks or limited partnerships, will have custody of the assets of the Feeder Fund, the Master Fund and each Underlying Fund.  Often these assets will not be registered in the Fund’s name or, in certain cases, the name of the Feeder Fund, the Master Fund or any Underlying Fund.  As demonstrated by recent events at Lehman Brothers Inc. and other market participants, bankruptcy or fraud at one of these institutions could impair the operational capabilities or the capital position of the Feeder Fund, the Master Fund or or an Underlying Fund.  The Manager attempts to limit its direct investment transactions to well-capitalized and established banks and brokerage firms in an effort to mitigate such risks but will have no control on the decisions made by any Underlying Adviser with respect to the banks or brokerages utilized by its corresponding Underlying Fund.

(23) No Control of Fund Investments.  The Master Fund invests substantially all of its assets in pooled entities.  For such investments, the Manager has no control over the trading policies or strategies of such entities and does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of these types of investments.

(24) Limited Access to Information on Underlying Funds’ Investments.  Although the Manager receives detailed information from each Underlying Fund regarding the Underlying Fund’s historical performance and investment strategy, the Manager generally is not given access to real-time information regarding the actual investments made by the Underlying Funds.  At any given time, the Manager may not know the composition of the Underlying Funds’ portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk, or exposure to specific markets.  In addition, the Manager may not learn of significant structural changes, such as personnel, manager withdrawals or capital growth, until after the fact.

(25) Reliability of Valuations.  The Master Fund’s interest in each Underlying Fund is generally valued at an amount equal to the Master Fund’s interest in such Underlying Fund, as determined pursuant to the instrument governing such Underlying Fund, and reported by the relevant Underlying Adviser or such Underlying Fund’s administrator.  As a general matter, the governing instruments of the Underlying Funds provide that any securities or investments that are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined are assigned such fair value as the respective Underlying Advisers may determine in their judgment based on various factors.  Such factors, which include, but are not limited to, dealer quotes or independent appraisals, and may include estimates.  The Master Fund relies on these estimates in calculating the Master Fund’s net asset value for reporting, fees and other purposes, including reporting the Master Fund’s net asset value to the Feeder Fund.  The Feeder Fund relies on this reporting for repurchases, reporting fees and other purposes and generally does not make any adjustments with respect to payments made upon the Feeder Fund’s periodic repurchase of Units.  Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market.

(26) Incentive Toward Riskier Strategies.  Most Underlying Advisers receive performance based compensation calculated by reference to the investment performance of its corresponding Underlying Fund.  Underlying Advisers compensated with performance fees may tend to incur more risk than those who receive fixed fees.

(27) Use of Leverage.  The Underlying Funds generally use leverage by purchasing instruments with the use of borrowed funds, selling securities short and/or trading options or futures contracts, which would increase any loss incurred.  The more leverage is employed, the more likely a substantial change will occur either up or down in the value of the Units.  Because of the relatively small intrinsic profits in “hedge” or “arbitrage” positions, some Underlying Funds may acquire extremely large positions in an effort to meet their rate of return objectives.  Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.

(28) Credit Facilities.  In the discretion of the Manager, proceeds for repurchased Units may be funded through credit facilities provided to the Master Fund at prevailing market rates by the Fund’s custodian or its affiliates or from unaffiliated third parties.  The Master Fund may also utilize credit facilities for portfolio management purposes.  Should such credit facilities be utilized, the Feeder Fund would be subject to greater risk of loss than if it did not utilize such credit facilities.  Moreover, the Feeder Fund would incur additional interest and other expenses with respect to such facilities.

(29) Access to Credit and Overall Credit Market Conditions.  As a general matter, the banks and dealers that provide financing to the Underlying Funds can apply essentially discretionary margin, haircut, financing and collateral valuation policies.  Changes by banks and dealers in any of the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices.  There can be no assurance that any particular Underlying Fund will be able to secure or maintain adequate financing, without which an investment with such Underlying Fund may not be a viable investment.

(30) High Trading Volume.  Some of the investment strategies employed by the Underlying Funds may require a high volume of trading.  Therefore, turnover and brokerage commissions may be greater than for other investment entities of similar size.  In addition, the aggregate cost of operating the Fund, including the fees and expenses paid to the Manager and the Underlying Funds, may constitute a higher percentage of total assets than for other investment entities.

(31) Competition Among Underlying Funds.  The Underlying Funds trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Feeder Fund to participate in positions that offset each other (in which case the Feeder Fund would bear its pro rata share of commissions and fees without the potential for a trading profit).

(32) Concentration by Underlying Funds.  Some of the Underlying Funds may concentrate their investments in only a few securities, industries or countries.  Although the Master Fund’s overall investments may be diversified, concentration by individual Underlying Funds may cause a proportionately greater loss than if their investments had been spread over a larger number of investments.

(33) No Assurance of Profits; Trading Method Variance.  There can be no assurance that any trading strategies will produce profitable results and the past performance of an Underlying Fund’s or Underlying Adviser’s trading strategies is not necessarily indicative of their respective future performance.  Furthermore, Underlying Funds’ trading methods are dynamic and change over time; thus an Underlying Fund will not always use the same trading method in the future that was used to compile its past performance record.

(34) Limited Asset Allocation Flexibility.  One of the principal disadvantages and risks inherent in a fund of funds structure is the restrictions imposed on the asset allocation flexibility and risk control capability of the manager of the top-tier fund as a result of the limited liquidity of the second-tier funds in which the former invests.  Certain Underlying Funds may permit redemptions only on a semi-annual, annual or less frequent basis or be subject to “lock ups” or redemption “gates” that restrict redemptions.  The Master Fund could be unable to redeem its capital from Underlying Funds for some months after the Manager has determined that the money manager operating such Underlying Fund has begun to deviate from its announced trading policies and strategy.

(35) Underlying Advisers’ Compensation.  Underlying Advisers’ performance fees are generally paid on a quarterly or annual basis.  Therefore, an Underlying Adviser could receive performance fees in a year even though its corresponding Underlying Fund was unprofitable during such year.  Once a performance fee is paid, the Underlying Adviser retains the fee regardless of subsequent performance of its corresponding Underlying Fund.  Performance fees will be calculated separately for each Underlying Fund, so the Feeder Fund could bear substantial performance fees in respect of Underlying Funds whose trading is profitable even when the Feeder Fund as a whole has a loss.

(36) Potential for Underlying Adviser Fraud or Misconduct.  When the Master Fund invests funds with an Underlying Fund, the Master Fund does not have custody of the assets or control over their investment.  Therefore, there is always the risk that the Underlying Adviser could divert or abscond with the assets, fail to follow agreed upon investment strategies, provide false reports of operations or engage in other misconduct.  The Underlying Funds with whom the Master Fund invests are private and do not register their securities or investment advisory operations under federal or state securities laws.

(37) Reliance on Key Individuals.  The Manager relies on the services of Jonathan Gans, Frederick Gans, Benjamin Zack and William McClelland and certain Underlying Funds rely on the services of a limited number of persons.  The loss of the services of such key personnel could have a material adverse impact on the Feeder Fund.

(38) Corporate-Level Income Tax for Failure to Qualify as a RIC.  To maintain qualification as a RIC under the Code, which is required in order for the Feeder Fund to distribute its income without being taxed at the corporate level and to obtain favorable RIC treatment, the Feeder Fund must meet certain income source, asset diversification and annual distribution requirements.  Satisfying these requirements may require the Feeder Fund to take actions it would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source of income requirements.  If the Feeder Fund fails to qualify as a RIC for any reason and becomes or remains subject to corporate-level income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of distributions.  Such a failure would have a material adverse effect on the Feeder Fund’s results of operations and financial conditions, and thus, the Members.  See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

(39) Difficulty Paying Required Distributions.  The distribution requirement for a RIC is satisfied if the Feeder Fund distributes annually to the Members an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.  For U.S. federal income tax purposes, the Feeder Fund will include in income certain amounts that it has not yet received in cash.  Specifically, the Feeder Fund intends to elect to mark-to-market at the end of each taxable year its shares in the Underlying Funds.  As a result, the Feeder Fund will recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income.  Under this election, the Feeder Fund may be required to recognize in a year income in excess of the Feeder Fund’s indirect distributions from the Underlying Funds, and such income will nevertheless be subject to the annual distribution requirement.  See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

(40) Taxable Distribution of Units.  The Feeder Fund intends to maintain an “opt out” dividend reinvestment plan for the Members.  As a result, when the Feeder Fund declares a dividend, each Member that has not made a Distribution Election will automatically have their dividends reinvested in additional Units.  Members who receive distributions will, to the extent such distributions include Units, be subject to the same federal, state and local tax consequences as if they received cash distributions, but will not have received cash from the Feeder Fund with which to pay such taxes.  To the extent Members  make a Distribution Election, the Feeder Fund will pay such Member his, her or its Annual Distribution in the form of a combination of cash and Units.  If the Feeder Fund makes such a distribution, each of the taxable U.S. Members will be required to treat the total value of the distribution that each such Member receives as a dividend, to the extent of each such Member’s pro-rata share of the Feeder Fund’s earnings and profits, regardless of whether such Member receives all cash or a combination of cash and Units.  A Member’s taxes resulting from receipt of a distribution of Units may exceed the cash, if any, that such Member receives in the distribution, in which case such Member may have to use cash from other sources to pay such tax.  With respect to non-U.S. Members, the Feeder Fund will be required to withhold federal tax with respect to dividends, including dividends that are paid in Units.  See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

(41) Recently Enacted Legislation.  Legislation was recently enacted that changes the rules relating to withholding on U.S. source related payments to certain Non-U.S. Members.  See “Material U.S. Federal Income Tax Considerations—Recently Enacted Legislation” below.

(42) Investors May Not Participate in Management.  Members are not entitled to participate in the management of the Feeder Fund or the conduct of its business.

(43) Involuntary Repurchase of Investor’s Units.  The Manager will have the right, on 10 business days’ written notice, to repurchase a Member’s Units and thus involuntarily redeem as a Member.

(44) Reliance on Corporate Management and Financial Reporting.  Certain of the strategies implemented by Underlying Funds rely on the financial information made available by the issuers in which the Underlying Funds place assets.  None of the Manager, the Board, the Underlying Funds or the Underlying Advisers have the ability to independently verify the financial information disseminated by these issuers and are dependent upon the integrity of both the management of these issuers and the financial reporting process in general.  Recent events have demonstrated the material losses which investors, such as the Fund and the Underlying Funds, can incur as a result of corporate mismanagement, fraud and accounting irregularities.

(45) Underlying Funds Not Registered.  The Underlying Funds are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to the Underlying Funds.  For example, the Underlying Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act.  As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks or administrators, into whose custody those Underlying Funds have placed their assets could impair the operational capabilities or the capital position of the Underlying Funds and may, in turn, have an adverse impact on the Feeder Fund.  In addition, the investment advisers to, or general partners of, the Underlying Funds often will not be registered as investment advisers under the Advisers Act.  Further, the Underlying Funds in which the Master Fund invests are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were registered or publicly traded.

(46) “Soft Dollar” Payments.  In selecting brokers, banks and dealers to effect portfolio transactions, certain Underlying Advisers may consider such factors as price, the ability of brokers, banks, and dealers to effect transactions, their facilities, reliability, and financial responsibility, as well as any products or services provided, or expenses paid, by such brokers, banks, and dealers.  Products and services may include research items used by the Underlying Advisers in making investment decisions, and expenses may include general overhead expenses of such manager.  Such “soft dollar” benefits may cause an Underlying Adviser to execute a transaction with a specific broker, bank or dealer even though it may not offer the lowest transaction fees.

(47) Other Accounts Advised by Underlying Advisers.  The Underlying Advisers may manage other accounts (including other accounts in which such Underlying Funds may have an interest) which, together with accounts already being managed, could increase the level of competition for the same trades that the relevant Underlying Fund might otherwise make, including the priorities of order entry.  This could make it difficult or impossible to take or liquidate a position in a particular security or futures contract at a price indicated by a manager’s strategy.

(48) Litigation and Enforcement Risk.  An Underlying Adviser might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, or attempt to gain control of a company.  Under such circumstances, an Underlying Adviser and/or an Underlying Fund conceivably could be named as a defendant in a lawsuit or regulatory action.  There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with hedge fund assets, falsely reporting hedge fund values and performance, and other violations of the securities laws.  Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized, and for penalties.  Investigations and enforcement proceedings are ongoing and it is possible that hedge funds may be charged with involvement in such violations.  If that were the case, the performance records of the hedge funds would be misleading.  Furthermore, if an Underlying Fund has engaged in such violations, the Feeder Fund could be exposed to losses.

(49) Sole Principal Managers.  Some of the Underlying Funds to which the Master Fund may allocate capital may be managed by Underlying Advisers that have only one principal.  If that individual died or became incapacitated, the Feeder Fund might sustain losses.

(50) Turnover.  The Master Fund’s activities involve investment in the Underlying Funds, which may invest on the basis of short-term market considerations.  The turnover rate within the Underlying Funds may be significant, potentially involving substantial brokerage commissions and fees.  The Feeder Fund will have no control over this turnover.  As a result of this turnover, it is anticipated that the Feeder Fund’s income and gains, if any, will be primarily derived from ordinary income and short-term capital gains.  In addition, the withdrawal of the Master Fund from an Underlying Fund could involve expenses to the Feeder Fund under the terms of the Master Fund’s investment.

(51) Changes in Underlying Funds and Allocations.  The Manager may from time to time select new or replacement Underlying Funds and change the percentage of Master Fund assets allocated to each Underlying Fund.  These changes will be made in the Manager’s sole discretion, subject to the Underlying Funds’ liquidity constraints.  The Feeder Fund’s success depends to a great extent on the Manager’s ability to identify and allocate assets successfully among Underlying Funds.

(52) Other Trading Strategies.  Certain of the Underlying Funds may employ strategies for which no specific “risk factors” are provided.  Nevertheless, such strategies should be considered to be speculative, volatile, and, in general, no less risky than other strategies more fully described herein.

(53) Inability to Vote or Exercise Control.  The Master Fund may elect to hold non-voting securities in Underlying Funds or waive the right to vote in respect of an Underlying Fund.  In such cases, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Underlying Fund, including matters adverse to the Members.  The Master Fund does not intend to acquire a sufficient percentage of the economic Units in any Underlying Fund to cause the Master Fund to control the Underlying Fund.  Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Underlying Fund that may be held by the Master Fund.

(54) Inability to Invest in Underlying Funds.  In the event that the Master Fund is able to make investments in Underlying Funds only at certain times, the Feeder Fund and/or the Master Fund may invest any portion of its assets that is not invested in Underlying Funds in money market securities, or other liquid assets pending investment in Underlying Funds.  During this time that the Master Fund’s assets are not invested in Underlying Funds, that portion of the Feeder Fund’s assets will not be used to pursue the Feeder Fund’s investment objective.

(55) Indemnification of Underlying Advisers.  The Underlying Funds generally indemnify their corresponding Underlying Advisers and their affiliates from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions.  The Underlying Advisers often have broad limitations on liability and indemnification rights.

(56) Additional Government or Market Regulation.  Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during the past decade have led to increased governmental as well as self regulatory scrutiny of the “hedge fund” and financial services industry in general.  Certain legislation proposing greater regulation of the industry, such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”), is considered periodically by the U.S. Congress, as well as the governing bodies of non-U.S. jurisdictions.  It is impossible to predict what, if any, changes in the regulations applicable to the Fund, the Manager, the Underlying Funds, the Underlying Advisers, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future.  Any such laws or regulations could have a material adverse impact on the profit potential of the Fund, as well as require increased transparency as to the identity of the Members.

(57) Market Disruptions; Governmental Intervention; Dodd-Frank Wall Street Reform and Consumer Protection Act. The global financial markets have in the past few years gone through pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention.  Such intervention was in certain cases implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition — as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action — these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

The Fund may incur major losses in the event of disrupted markets and other extraordinary events in which historical pricing relationships become materially distorted.  The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving.  The financing available to the Fund and the Underlying Funds from their respective banks, dealers and other counterparties is typically reduced in disrupted markets.  Such a reduction may result in substantial losses to the Fund.  Market disruptions may from time to time cause dramatic losses for the Fund, and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

In response to the recent financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system.  After over a year of debate, the Reform Act became law in July 2010. The Reform Act seeks to regulate markets, market participants and financial instruments that previously have been unregulated and substantially alters the regulation of many other markets, market participants and financial instruments.  Because many provisions of the Reform Act require rulemaking by the applicable regulators before becoming fully effective and the Reform Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is difficult to predict the impact of the Reform Act on the Fund, the Manager, the Underlying Funds, the Underlying Advisers and the markets in which they trade and invest.  The Reform Act could result in certain investment strategies in which one or more Underlying Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement.  The Reform Act and regulations adopted pursuant to the Reform Act could have a material adverse impact on the profit potential of the Fund.

THE FOREGOING LIST OF “RISK FACTORS” IS NOT A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FEEDER FUND.  PROSPECTIVE MEMBERS SHOULD READ THIS ENTIRE PROSPECTUS AND CONSULT WITH THEIR OWN LEGAL, TAX AND FINANCIAL ADVISORS BEFORE DECIDING TO INVEST IN THE FEEDER FUND.

INVESTOR SUITABILITY

An investment in the Feeder Fund involves a considerable amount of risk.  It is possible that a Member may lose some or all of its money.  Before making an investment decision, each prospective investor should, among other things:  (i) consider the suitability of the investment with respect to its investment objectives and personal situation; and (ii) consider other factors including its personal net worth, income, risk tolerance, tax situation and liquidity needs.  An investor should invest in the Feeder Fund only money that it can afford to lose, and it should not invest in the Feeder Fund money to which it will need access in the short-term or on a frequent basis.  In addition, prospective investors should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Feeder Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

MANAGEMENT OF THE FUND

The Board

The Board of the Feeder Fund and the Master Fund will have overall responsibility to manage and control the business operations of the Feeder Fund on behalf of the Members.  At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).  See “Directors and Officers” in the Feeder Fund’s SAI for identities of the Directors and executive officers of the Feeder Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.

The Manager

Under the supervision of the Board and pursuant to the Investment Management Agreement, Ironwood, a registered investment adviser with headquarters at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105, provides investment supervisory services to the Fund, including serving as investment adviser for the Fund.  As the Fund’s investment adviser, Ironwood makes the Fund’s investment decisions.  Ironwood buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions.  As necessary, Ironwood is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

As of August 1, 2010, Ironwood had total assets of approximately $1.8 billion under management.  Ironwood and its affiliates serve as investment adviser to private investment funds that utilize investment programs similar to that of the Fund, and Ironwood and/or its affiliates may in the future serve as an investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, Ironwood provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement.  The Investment Management Agreement may be terminated at any time by the Board, by a majority vote of the Members, or by the Manager.

Historical Monthly Net Returns of the Ironwood Funds(1)

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	YEAR
2010	0.89%	0.31%	1.17%	0.65%	-1.41%	-0.24%	0.87%						2.25%
2009	2.26%	-0.05%	-0.04%	0.54%	2.63%	2.09%	1.62%	1.67%	2.17%	0.69%	-0.36%	1.48%	15.65%
2008	-2.43%	1.26%	-2.11%	1.00%	1.54%	-0.27%	-1.68%	-1.77%	-8.07%	-9.84%	-5.64%	-4.75%	-28.83%
2007	1.70%	1.30%	1.24%	1.53%	2.31%	0.80%	-0.29%	-1.48%	1.41%	1.69%	-0.46%	0.73%	10.91%
2006	2.37%	1.00%	1.03%	1.86%	-0.31%	0.15%	0.55%	1.04%	-2.04%	1.57%	1.40%	1.92%	10.97%
2005	0.19%	0.65%	-0.18%	-1.18%	0.01%	1.42%	1.64%	0.65%	0.81%	-0.85%	0.68%	1.75%	5.70%
2004	1.82%	0.70%	0.57%	0.56%	-0.07%	0.17%	0.17%	0.38%	0.66%	0.58%	1.98%	1.64%	9.55%
2003	2.27%	0.62%	0.66%	1.32%	1.47%	0.82%	0.18%	0.34%	1.64%	1.19%	1.13%	1.22%	13.63%
2002	0.95%	0.02%	0.66%	0.74%	0.05%	-1.92%	-1.00%	0.58%	0.12%	0.09%	1.29%	1.50%	3.05%
2001	1.45%	2.42%	1.59%	0.09%	0.44%	0.11%	0.58%	1.31%	-0.06%	0.55%	0.09%	0.52%	9.44%
2000	1.55%	2.48%	2.03%	2.33%	1.86%	1.80%	2.02%	0.88%	1.66%	1.07%	1.17%	0.89%	21.58%
1999	1.87%	1.49%	0.81%	2.81%	2.06%	2.20%	2.35%	0.70%	1.51%	1.38%	2.06%	1.46%	22.70%
1998	0.95%	1.92%	2.23%	1.45%	0.33%	0.07%	0.82%	-2.23%	-1.69%	-0.81%	3.41%	1.39%	7.92%
1997	0.54%	1.79%	1.37%	0.45%	1.72%	1.04%	2.02%	1.38%	1.90%	2.02%	0.76%	1.69%	17.94%
1996	1.93%	0.78%	1.02%	1.47%	1.58%	1.26%	1.35%	1.51%	1.09%	1.28%	1.00%	1.08%	16.41%

NOTE: Return information shown is that of the Ironwood Composite (inception date January 1, 1996).  The “Ironwood Composite” includes an asset-weighted average of the results of each private investment vehicle and other accounts managed by Ironwood since the formation of Ironwood (the “Ironwood Funds”).  Prior to January 1, 1996, certain Ironwood Funds were managed by another investment advisor under a different name.  Performance for such period is not reflected above.  Each of the Ironwood Funds has been managed with investment objectives, policies and strategies substantially similar to those to be employed by Ironwood in managing the Fund.  The Underlying Funds and Underlying Advisors accessed by the Ironwood Funds included in the Ironwood Composite have changed materially over time, as have the markets traded by such Underlying Advisors. Many Underlying Funds utilized by such Ironwood Funds are no longer open for investment by the Fund.  Also, the Ironwood Funds invest in underlying funds that are classified as partnerships for U.S. Federal income tax purposes.  Each Underlying Fund in which the Master Fund will invest will be classified as a corporation for U.S. federal income tax purposes and, therefore, the Fund will likely indirectly bear some tax costs not borne by the Ironwood Funds.

The Ironwood Composite includes results of managers that were placed in a liquidation account as of December 31, 2008, in which any investments in Ironwood made on or after January 1, 2009 will not participate.  Performance shown is net of all fees, transaction costs and expenses, including a combined management fee and expense reimbursement equal to 2.20% per annum.

Depending on the date on which an investor invested in an Ironwood Fund, such investor’s holding period, and other factors, including new issue eligibility, an investor in an Ironwood Fund may have an overall investment experience that underperforms or outperforms that reflected in the Ironwood Composite.  All Ironwood Composite performance reflects the reinvestment of all investment income.  Past performance of the Ironwood Funds (each of which is a private investment vehicle not registered under the 1940 Act and, therefore, subject to materially different regulatory requirements from those to which the Fund will be subject) is not necessarily indicative of future results.

(1) The Feeder Fund is new and therefore has no performance information.

Portfolio Managers

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund with respect to the Manager include Jonathan Gans, Frederick Gans, Benjamin Zack and William McClelland.

Jonathan Gans is the Chief Executive Officer and President of Ironwood.  He is a member of the firm’s Investment & Risk Committee, Management Committee and Valuation Committee.  Mr. Gans joined Ironwood in 1996.  Mr. Gans is responsible for all aspects of Ironwood’s operations in its role as general partner and investment adviser of the Ironwood investment funds.  Prior to joining Ironwood, Mr. Gans was employed at St. Claire Capital Management, where he served as General Counsel and COO.  His prior professional experience also includes positions at the SEC Division of Enforcement and Glenwood Financial Group.  Mr. Gans is a member of the California State Bar, the California Bar’s Business Law Section and the American Bar Association.  He earned a B.A. degree, cum laude, from Williams College, and a J.D. from the University of California at Los Angeles School of Law.

Frederick Gans is the founder and Chairman of Ironwood.  He is a member of the firm’s Investment & Risk Committee and Management Committee.  Since its inception in 1996, Mr. Gans has had responsibility for all aspects of Ironwood’s operations in its role as general partner and investment adviser of the Ironwood investment funds.  Mr. Gans also co-founded the predecessor fund of Ironwood Partners L.P. in 1992.  Mr. Gans was previously employed by Bear, Stearns & Co., Inc. in that firm’s San Francisco office.  He became a limited partner of the firm in 1981, an Associate Director in 1985, and a Managing Director in 1988.  He served as branch manager of the San Francisco office from 1985 to 1990 and again during part of 1995.  From 1968 to 1979, Mr. Gans was employed as Vice President of Smith Barney and Co. in San Francisco where he serviced institutional and high-net worth individual accounts.  Mr. Gans earned an A.B. degree in Mathematics from Western Reserve University, Cleveland, Ohio.  He also received an M.S. degree in Statistics from Columbia University’s Graduate School of Business.

Benjamin Zack, FRM joined Ironwood in 2004 and is a Managing Director and a member of the firm’s Investment & Risk Committee.  Prior to joining Ironwood, Mr. Zack worked in the Health Care Investment Banking Group of Deutsche Banc Alex.  Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives including mergers and acquisitions, equity and debt issuances, and restructurings.  Mr. Zack earned a B.B.A. in Finance from the University of Texas at Austin and a M.B.A. in Finance from the Wharton School at the University of Pennsylvania.  Mr. Zack has earned the designation of Financial Risk Manager - Certified by the Global Association of Risk Professionals.

William McClelland, CAIA, FRM joined Ironwood in 2004 and is a Managing Director and a member of the firm’s Investment & Risk Committee.  Prior to joining Ironwood, Mr. McClelland worked in the Investment Banking Division of Lehman Brothers where he helped advise clients on a wide variety of strategic and financial alternatives including mergers and acquisitions, equity and debt issuances, and restructurings.  Mr. McClelland received a B.A. degree in Economics and Anthropology from Yale University.  Mr. McClelland is a CAIA designee and is a member of the Chartered Alternative Investment Analyst Association.  Mr. McClelland has also earned the designation of Financial Risk Manager - Certified by the Global Association of Risk Professionals.

The Feeder Fund’s SAI provides additional information about the portfolio managers’ investments in the Feeder Fund, a description of their compensation structure, and information regarding other accounts they manage.

The Fund Administrator

The Master Fund and the Feeder Fund expect to enter into the Fund Administration Agreement with State Street Bank and Trust, a division within State Street Alternative Investment Solutions, to perform certain financial, accounting, corporate, administrative, registrar and transfer agency and other services on behalf of the Feeder Fund and the Master Fund.  The Fund Administrator will be paid a monthly administration fee by the Master Fund.

Between the Manager and the Fund Administrator, the Fund Administrator is responsible, pursuant to the Fund Administration Agreement and under the ultimate supervision of the Manager, for matters pertaining to the administration of the Fund, including, but not limited to, the following:  (i) communicating with Investors; (ii) performing registrar and transfer agency services; (iii) processing subscriptions and repurchases; (iv) preparing and maintaining the financial and accounting records and statements of the Feeder Fund and the Master Fund; (v) determining the net asset value of the Feeder Fund and the Master Fund on a monthly basis; (vi) arranging for the provision of accounting, clerical and administrative services; and (vii) maintaining records of the Feeder Fund and the Master Fund.

The Manager will delegate to the Fund Administrator the determination of the net asset value of the Feeder Fund and the Master Fund.  In determining the net asset value of the of the Feeder Fund and the Master Fund, the Fund Administrator will follow the valuation policies and procedures adopted by the Feeder Fund as set forth in the LLC Agreement of the Feeder Fund and in the limited liability company agreement of the Master Fund, respectively.  If and to the extent the Manager is responsible for or otherwise involved in the pricing of any of the Fund’s portfolio securities or other assets, the Fund Administrator may accept, use and rely on such prices in determining the net asset value of the Feeder Fund and the Master Fund and shall not be liable to the Feeder Fund, the Master Fund, any Member, the Manager or any other person in so doing.  The Fund Administrator will not be responsible or liable for the accuracy of information furnished by other persons in performing its services for the Fund.  The Fund Administrator in no way will act as guarantor or offeror of the Feeder Fund’s Units or any underlying investment, nor will it be responsible for the actions of the Feeder Fund’s sales agents or the Manager.

The fees payable to the Fund Administrator are based on its standard schedule of fees charged by the Fund Administrator for similar services.  These fees are detailed in the Fund Administration Agreement, a copy of which is available from the Fund Administrator upon request.  The Feeder Fund and/or the Master Fund may retain other service providers affiliated with the Fund Administrator to perform the administrative services that would otherwise be performed by the Fund Administrator and such service providers may be located outside of the United States.

The term of the Fund Administration Agreement is for an indefinite period; provided that the Fund Administration Agreement is subject to termination by the Fund Administrator or by the Fund upon 90 calendar days’ written notice or immediately in certain other circumstances specified therein.

Under the Fund Administration Agreement:

(1) the Master Fund and the Feeder Fund have each agreed to indemnify and hold harmless the Fund Administrator, its subsidiaries, affiliates, directors and other officers, shareholders, servants, employees, agents and permitted delegates and sub-delegates (together the “Fund Administrator Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, claims, demands, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any of them as a result of the services provided to the Fund (other than by reason of gross negligence, fraud or willful misconduct on the part of the Fund Administrator or any other Fund Administrator Indemnified Party in connection with the provision of the services to the Fund under the Fund Administration Agreement); and

(2) the Master Fund and the Feeder Fund have each agreed that, in the absence of material breach of the Fund Administration Agreement by the Fund Administrator or the gross negligence, fraud or willful misconduct by the Fund Administrator in the provision of the services thereunder, none of the Fund Administrator nor any other Fund Administrator Indemnified Party shall be liable to the Fund on account of anything done, omitted or suffered by the Fund Administrator or any other Fund Administrator Indemnified Party in good faith in the provision of the services pursuant to the Fund Administration Agreement.

The Manager may engage a different administrator or perform such administrative services itself in its discretion upon notice to Investors.

IN PROVIDING SERVICES AS AN ADMINISTRATOR, THE ADMINISTRATOR DOES NOT ACT AS A GUARANTOR OF THE FEEDER FUND’S UNITS.  MOREOVER, THE ADMINISTRATOR IS NOT RESPONSIBLE FOR ANY INVESTMENT DECISIONS OF THE FUND (ALL OF WHICH WILL BE MADE BY THE MANAGER) OR THE EFFECT OF SUCH INVESTMENT DECISIONS ON THE PERFORMANCE OF THE FUND.

The Regulatory and Compliance Administrator

The Master Fund and the Feeder Fund expect to enter into the Regulatory and Compliance Administration Agreement with HedgeOp to perform certain regulatory and compliance support services on behalf of the Feeder Fund and the Master Fund.  The Regulatory and Compliance Administrator will be paid a quarterly fee by the Master Fund.

Between the Manager and the Regulatory and Compliance Administrator, the Regulatory and Compliance Administrator is responsible, pursuant to the Regulatory and Compliance Administration Agreement and under the ultimate supervision of the Manager, for matters pertaining to the administration of compliance issues related to the Fund, including, but not limited to, the following:  (i) the development and administration of a compliance program that meets the requirements of Investment Company Rule 38a-1; (ii) the development and administration of a code of ethics program that meets the requirements of Investment Company Rule 17j-1; (iii) the provision of assistance to the Fund’s Chief Compliance Officer on all aspects of the Fund’s compliance requirements; (iv) providing assistance to the Fund’s Chief Compliance Officer and other service providers in the monitoring, preparation and filing of regulatory filings required to be made by the Fund; (v) assisting the Fund’s Secretary in the planning of Fund Board Meetings; (vi) attending Board Meetings; and (vii) providing support to the Fund’s Chief Compliance Officer in the event of a regulatory exam of the Fund.

The fees payable to the Regulatory and Compliance Administrator are based on its standard schedule of fees charged by the Regulatory and Compliance Administrator for similar services.  These fees are detailed in the Regulatory and Compliance Administration Agreement, a copy of which is available from the Regulatory and Compliance Administrator upon request.

The term of the Regulatory and Compliance Administration Agreement is for an indefinite period; provided that the Regulatory and Compliance Administration Agreement is subject to termination by the Regulatory and Compliance Administrator or by the Fund as of December 31 of any year upon sixty (60) calendar days’ written notice or immediately in certain other circumstances specified therein.

Under the Regulatory and Compliance Administration Agreement:

(1) the Master Fund and the Feeder Fund have each agreed to indemnify and hold harmless the Regulatory and Compliance Administrator, its subsidiaries, affiliates, directors and other officers, shareholders, servants, employees, agents and permitted delegates and sub-delegates (together “Regulatory and Compliance Administrator Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, claims, demands, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any of them as a result of the services provided to the Fund (other than by reason of gross negligence, fraud or willful misconduct on the part of the Regulatory and Compliance Administrator or any other Regulatory and Compliance Administrator Indemnified Party in connection with the provision of the services to the Fund under the Regulatory and Compliance Administration Agreement); and

(2) the Master Fund and the Feeder Fund have each agreed that, in the absence of material breach of the Regulatory and Compliance Administration Agreement by the Regulatory and Compliance Administrator or the gross negligence, fraud or willful misconduct by the Regulatory and Compliance Administrator in the provision of the services thereunder, none of the Regulatory and Compliance Administrator nor any other Regulatory and Compliance Administrator Indemnified Party shall be liable to the Fund on account of anything done, omitted or suffered by the Regulatory and Compliance Administrator or any other Regulatory and Compliance Administrator Indemnified Party in good faith in the provision of the services pursuant to the Regulatory and Compliance Administration Agreement.

The Manager may engage a different regulatory and compliance administrator or perform such regulatory and compliance support services itself in its discretion upon notice to Investors.

IN PROVIDING SERVICES AS REGULATORY AND COMPLIANCE ADMINISTRATOR, THE REGULATORY AND COMPLIANCE ADMINISTRATOR DOES NOT ACT AS A GUARANTOR OF THE FEEDER FUND’S UNITS.  MOREOVER, THE REGULATORY AND COMPLIANCE ADMINISTRATOR IS NOT RESPONSIBLE FOR ANY INVESTMENT DECISIONS OF THE FUND (ALL OF WHICH WILL BE MADE BY THE MANAGER) OR THE EFFECT OF SUCH INVESTMENT DECISIONS ON THE PERFORMANCE OF THE FUND.

FEES AND EXPENSES

Advisory Fee

The Master Fund will pay to the Manager an Advisory Fee for each Fiscal Year.  The Advisory Fee shall be computed for each Fiscal Quarter during each Fiscal Year.  The Master Fund shall pay in arrears to the Manager, as compensation for its management services, an Advisory Fee equal to 0.30% (a 1.20% annual rate) of the net asset value of the Master Fund as of the Fiscal Quarter Closing after crediting or debiting any increase or decrease in net asset value for the Fiscal Quarter but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Quarter) or (iii) Advisory Fees assessed as of such date.  The Advisory Fee for any period less than a Fiscal Quarter shall be pro-rated based on the actual number of calendar days elapsed.  The Advisory Fee will begun to accrue as of the Initial Closing Date.

The Feeder Fund does not pay the Manager an advisory fee.

Fund Administrative Fee

The Master Fund will pay the Fund Administrator a monthly administrative fee.

Regulatory and Compliance Administrative Fee

The Master Fund will pay the Regulatory and Compliance Administrator a quarterly fee.

Distribution Expenses

Pursuant to a Distribution Agreement between the Feeder Fund, the Master Fund and the Distributor (the “Distribution Agreement”), the Distributor bears all of its expenses of providing distribution services as described under that agreement.  The Feeder Fund and/or the Master Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement.  The Feeder Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Feeder Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Feeder Fund will determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Feeder Fund’s Prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Distributor may enter into related selling group agreements with various broker-dealers that provide distribution services to investors.  The Distributor may also provide distribution services.

Investments may be subject to a Sales Charge of up to 2.0% of the net asset value of the Units purchased by a Member, subject to waiver or adjustment in the sole discretion of the Manager.  Without limiting the foregoing, the

Sales Charge is expected to be waived for certain institutional investors and certain persons associated with the Manager or its affiliates.  The Sales Charge will be added to each prospective investor’s purchase amount and will not constitute part of a Member’s capital contribution to the Feeder Fund or part of the assets of the Feeder Fund.

All or a portion of the Sales Charge relating to Units will be paid to the financial intermediary that assisted in the placement of such Units.  Ironwood or its affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the servicing of investors.

Pursuant to a Distribution Services Agreement between the Manager and the Distributor, the Manager will pay the Distributor certain fees for providing distribution services to the Feeder Fund.

Account Servicing Fee

The Fund will pay to the Manager an Account Servicing Fee at each Fiscal Quarter Close equal to 0.1875% of the net asset value of each Member’s Units (a 0.75% annual rate).  The Account Servicing Fee accrues monthly and is payable at each Fiscal Quarter Close before giving effect to repurchases (if any) at such time.

The Manager may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to Units to a placement agent that assisted in the servicing of accounts.

Other Expenses

The Master Fund will pay all investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, its expenses of the Underlying Funds, including management fees to Underlying Advisers (generally ranging from 1% to 3% of assets under management) and performance fees or allocations to such Underlying Advisers (generally ranging from 20% to 35% of net profits) and all ongoing ordinary administrative and operational costs of the Fund, including legal costs, taxes and any fees paid to the Fund Administrator or the Regulatory and Compliance Administrator. The Feeder Fund or the Master Fund, as applicable, will also directly pay any extraordinary operating expenses.  The Manager will have the authority to allocate any special expenses of the Feeder Fund and/or the Master Fund to some, but not all, Members.

The Manager will bear all ongoing ordinary administrative and operational costs of the Manager, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses.

Expense Limitation Agreement

The Manager expects to enter into the Expense Limitation Agreement with the Master Fund whereby it will contractually agree to waive its fees and/or reimburse the Master Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expenses incurred in connection with the Master Fund’s credit facility, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, the Advisory Fee and the Account Servicing Fee) will not exceed 0.020833% (0.25% per annum) of the Master Fund’s net assets as of the last calendar day of any month during the term of the Expense Limitation Agreement.  The initial term of the Expense Limitation Agreement ends on the fifth anniversary of the date this Prospectus is declared effective by the SEC.  Thereafter, the Expense Limitation Agreement will be automatically renewed for each Fiscal Year, unless the Manager provides written notice to the Master Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

PORTFOLIO TRANSACTIONS

The Fund

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below.  In most instances, the Master Fund purchases securities directly from an Underlying Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses.  Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Fund bears any commissions or spreads in connection with its portfolio transactions.  In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved.  While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.  In executing portfolio transactions and selecting brokers or dealers, the Manager will seek to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Manager will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The overall reasonableness of brokerage commissions paid will be evaluated by the Manager based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, however, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Underlying Funds

Underlying Advisers may allocate brokerage transactions to brokers at the discretion of such Underlying Advisers.  In general, an Underlying Fund is not required to obtain the lowest brokerage commission rates or combine or arrange orders to obtain the lowest brokerage rates on such Underlying Fund’s brokerage business.  In general, Underlying Advisers have authority to, and may select brokers in consideration of, such brokers’ provision or payment of the costs of services (e.g., special execution and block positioning capabilities, research ideas, investment strategies and functions incidental to the effectuation of securities transactions) which are generally of benefit to the advisory accounts of the Underlying Fund, although such services may not directly relate to any transactions for the benefit of the fund in which the Fund invests.  Accordingly, the Fund may be deemed to be paying for research and other services with “soft” or commission dollars.  Moreover, any such Underlying Fund may engage in “soft dollar” practices whether or not such practices fall within the soft dollar “safe harbor” established by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Additionally, an Underlying Fund may utilize the brokerage services of the Fund’s selling agents or their affiliates.

VOTING

Each Member will have the right to cast a number of votes based on the number of Units held by such Member at any meeting of Members called by the (i) Directors or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members.  Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors.  Except for the exercise of their voting privileges, Members will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The following actual and potential conflicts of interest exist in respect of the Fund.

(1) Role of Manager.  The Manager has an inherent conflict of interest in recommending itself to the Board as the Fund’s investment adviser and acting in the Members’ best interests.  The Manager does not intend to recommend that the Board replace the manager as investment adviser even if doing so were in the Fund’s best interests.  Further, the compensation payable to the Manager by the Fund has not been negotiated at arm’s-length.

(2) Other Activities.  The principals of the Manager will devote substantially all of their working time to the management and operation of the Manager, including the investment process, monitoring and management of the Fund and other investment funds.  However, the principals of the Manager may be involved in other business ventures.  The Fund will not share in the risks or rewards of the Manager or its principals with respect to such other ventures.  However, such other ventures will compete for their time and attention and might create other conflicts of interest.  The Investment Management Agreement does not require the Manager to devote its full time or any specified portion of its time to the Fund, although the Manager intends to dedicate a reasonable amount of time to the fund and its activities.

(3) Other Products Offered by the Manager.  The Fund may utilize an investment program similar to the investment program utilized by the Manager for other funds of funds it advises.  Such other products may make continuous offerings of securities contemporaneously with the offerings of the Feeder Fund, and the Manager has discretion as to whether investors are offered Units of the Feeder Fund or units, interests or otherwise in such other funds of funds.  Even if such other funds of funds are generally closed to new investment, such funds may accept subscriptions at the time to replace amounts withdrawn.

(4) Preferential Terms.  The Manager, its affiliates or accounts other than the Fund managed by the Manager or its affiliates may invest in Underlying Funds on terms more favorable than those available to the Master Fund, and as investors in such Underlying Funds may act in ways adverse to the interests of the Fund.

(5) Allocation of Investments with Underlying Funds Between Funds.  The Manager is also the investment adviser of other investment funds which utilize substantially the same investment strategy as the Fund.  To the extent practicable, the Manager intends to select Underlying Funds for the Fund managed by Underlying Advisers that advise funds that are invested in by many investment funds.  In such event, the Manager intends to give priority to investment funds that have already allocated assets to such Underlying Funds.  If no investment fund managed by the Manager has allocated assets to such Underlying Funds, the Manager will determine in its discretion which funds, including the Master Fund, will invest with such Underlying Funds.  In selecting Underlying Funds for certain funds, the Manager may have an incentive to favor one fund over the others based on a variety of other factors, including differences in the size of the different funds and the timing of contributions and redemptions.  The Manager anticipates that there will be differences in the Underlying Fund line-ups and allocations among the funds.  The ultimate decision as to which Underlying Funds to use for which funds and the allocations among them will be determined in the Manager’s discretion.

(6) Cross Trades with other Manager Clients.  To the extent permitted under Section 17 of the 1940 Act, the Manager may cause the Master Fund to purchase securities from or sell securities and interests in Underlying Funds to other clients or funds advised by the Manager when the Manager believes such transactions are appropriate and in the best interests of the Fund and such other clients or funds.  In the event the Manager wishes to reduce the investment of one or more such funds in an Underlying Fund and increase the investment of other funds in such Underlying Fund, it may effect such transactions by directing the transfer of the interests between funds.  The Manager may also effect such transactions in order to re-balance portfolios and provide better liquidity to the funds involved.  Any such purchase and sale will take place at the stated net asset value of the Underlying Fund being purchased or sold.  Any incremental costs and expenses associated with any such investment will be borne by all such classes of such funds (including the Fund) on a pro rata basis.  In addition, the Manager may recommend that the Fund purchase or sell an investment that is being sold or purchased, respectively, at the same time by the Manager, an affiliate or another advisory client.  In relation to cross trades and such simultaneous purchases and sales, the Manager may have a conflict of interest between acting in the best interests of the Fund and assisting another fund or client by selling or purchasing a particular fund interest.

(7) Selling Agents.  As selling agents may receive ongoing compensation in respect of selling Units, they may have a conflict of interest in consulting with investors as to the purchase and repurchase of Units.  Further, selling agents may receive different amounts of compensation with respect to sales of the Units than from other products advised by the Manager and/or its affiliates, and therefore may have incentives to favor one or more products over others.

(8) Other Clients Advised by Underlying Advisers.  Conflicts of interest may arise from the fact that the Underlying Advisers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Master Fund will have no interest.  The Underlying Advisers may have financial incentives to favor certain of such accounts over the Underlying Funds.  Any of their proprietary accounts and other customer accounts may compete with the Underlying Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Underlying Fund.  The Underlying Advisers may give advice and recommend securities to, or buy or sell securities for, an Underlying Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Underlying Fund.

(9) Allocation of Investment Opportunities.  Each Underlying Adviser will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Underlying Fund and accounts under management at a particular time, including, but not limited to, the following:  (i) the nature of the investment opportunity taken in the context of the other investments at the time, (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account.  Because these considerations may differ, the investment activities of an Underlying Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time.  In addition, the fees and expenses of the Underlying Fund may differ from those of the other managed accounts.  Accordingly, prospective Members should note that the future performance of an Underlying Fund and its Underlying Adviser’s other accounts will vary.

(10) Management of Other Accounts.  The Underlying Advisers may trade for accounts other than the corresponding Underlying Fund and may have an incentive to favor certain of those accounts over the Master Fund as they may have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Master Fund’s trading.

(11) Proprietary Trading by the Manager, the Underlying Funds and Their Principals.  The Manager, the Underlying Funds and their respective principals may trade securities and commodity interests for their own accounts.  Such proprietary trading may be in competition with the Fund and may be conducted at brokerage commission rates substantially lower than rates charged the Fund.  Investors will not be permitted to inspect such proprietary trading records.

(12) “Soft Dollar” Payments. The brokers utilized by the Underlying Funds will be selected by the Underlying Advisers.  Any Underlying Adviser may engage in “soft dollar” practices whether or not such practices fall within the soft dollar safe harbor established by Section 28(e) of the Exchange Act.  Thus, an Underlying Adviser may receive “brokerage and related services” covered by such safe harbor as well as office space, overhead expense reimbursement, and similar benefits not covered by such safe harbor.  In doing so, the Underlying Funds may pay higher commissions than those charged by brokers that do not provide such services or benefits.

(13) Aggregation of Orders.  When an Underlying Adviser determines that it would be appropriate for an Underlying Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place and allocate orders on a basis that such Underling Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law.  Decisions in this regard are necessarily subjective, and there is no requirement that such Underlying Fund participate, or participate to the same extent as the other accounts, in all trades.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by an Underlying Adviser for its other accounts.  Such situations may be based on, among other things, the following:  (i) legal restrictions on the combined size of positions that may be taken for an Underlying Fund or the other accounts, thereby limiting the size of the Underlying Fund’s position; (ii) the difficulty of liquidating an investment for an Underlying Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an opinion or other instrument and there is a limited availability of such options or other instruments.

(14) Performance Based Compensation.  The Underlying Advisers receive performance fees or allocations in the event that the relevant Underlying Fund generates net profits.  The fact that such performance fees or allocations are payable or made only out of net profits may create an incentive for the Underlying Adviser to make investments that are riskier or more speculative than would be the case if such Underlying Adviser were compensated solely based on a flat percentage of capital.  In addition, an Underlying Adviser may receive increased compensation because the performance fee or allocation may be calculated on a basis that includes unrealized appreciation as well as realized gains.

ELIGIBLE INVESTORS

Each prospective investor (and Members who subscribe for additional Units) will be required to certify that the Units purchased are being acquired directly or indirectly for the account of either (i) a natural person who is an “accredited investor” as defined in Rule 501 of the Securities Act or (ii) a non-natural person that is a “qualified client” as defined in Rule 205-3 of the Advisers Act.  To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000 (exclusive of the value of such person’s primary residence), or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year.  A “qualified client” means an entity that has a net worth of more than $1,500,000, or that meets certain other qualification requirements.  The relevant investor qualifications are set forth in the Investor Certification that each investor must sign in order to invest in the Feeder Fund, a form of which appears as Appendix A to this Prospectus.  Any transferee of Units must satisfy the Feeder Fund’s eligibility criteria at the time of the transfer.  See “Transfers of Units.”

SUBSCRIPTION FOR UNITS

Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine  04101, is the distributor of the Units pursuant to a Distribution Agreement between the Feeder Fund and the Distributor.  Units are being distributed by the Distributor, the Fund's principal underwriter, and other brokers or dealers.  See “Plan of Distribution.” The Units are being distributed at a price equal to $1,000 per Unit on the Initial Closing Date and, thereafter, at the current net asset value per Unit on any subsequent date on which Units are sold (each, a “Subsequent Closing Date”), plus any applicable Sales Charges.  If the Fund has not received initial subscriptions of at least the Initial Minimum Target on or before the ninetieth calendar day after the day on which this Prospectus is declared effective by the SEC, the Fund’s escrow agent will return to subscribers the amount of their subscriptions, plus accrued interest, if any.  All fees paid out of the net assets of the Fund will be waived during the time period that the subscription amounts are held in escrow.  If the Fund receives initial subscriptions of at least the Initial Minimum Target by the Initial Closing Date, it will commence operations, and thereafter, subsequent purchases of Units generally will be accepted monthly.  Until the release of any subscription amounts to the Fund by the Fund’s escrow agent, the net asset value of the Fund will be zero.

Investments may be subject to a Sales Charge of up to 2.0%, subject to waiver or adjustment in the sole discretion of the Manager.  Without limiting the foregoing, the Sales Charge is expected to be waived for certain institutional investors and certain persons associated with the Manager or its affiliates.  The Sales Charge will be added to each prospective investor’s purchase amount and will not constitute part of a Member’s capital contribution to the Feeder Fund or part of the assets of the Fund.  All purchases are subject to the receipt of cleared funds on or prior to the acceptance date set by the Feeder Fund and notified to prospective Members.  The minimum initial investment is $50,000, subject to waiver by the Manager to an amount not less than $25,000.  The minimum subsequent investment is $10,000, subject to waiver by the Manager.  Ironwood or its affiliates may also pay from their own resources additional compensation to brokers or dealers in connection with the servicing of investors.

Both initial and additional purchases of Units may be accepted from investors at such times as the Board may determine on the terms set forth below.  The Board may, in its discretion, suspend or discontinue the offering of Units at any time (e.g., to the extent required for purposes of compliance with the securities laws, in response to market conditions in the securities market(s), or otherwise) or permit purchases on a more frequent basis.  The

Board reserves the right to reject any purchase of Units or to repurchase all of the Units held by a Member upon notice to such Member.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash.  Each initial or subsequent purchase of Units is payable in one installment and is due prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.

By purchasing Units, each new Member will be bound by all of the terms of the LLC Agreement.  Each prospective investor will also be required to represent and warrant in a subscription agreement, among other things, that the Investor is purchasing Units for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Units.  The Feeder Fund has the sole right to accept subscriptions for Units and reserves the right to reject any subscription in whole or in part.

Pending investment in the Feeder Fund, the proceeds of the continuous offering will be placed in an interest-bearing escrow account by State Street Bank & Trust Company, the Feeder Fund’s escrow agent.  After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund’s investment policies.

REPURCHASES OF UNITS

No Right of Redemption

No Member will have the right to require the Feeder Fund to redeem its Units.  No public market exists for the Units, and none is expected to develop.  Consequently, Members will not be able to liquidate their investment other than as a result of repurchases of Units by the Feeder Fund, as described below.

Repurchases of Units

The Board of the Feeder Fund, from time to time and in its complete and absolute discretion, may determine to cause the Feeder Fund to offer to repurchase Units from Members, including affiliates of the Manager, pursuant to written requests by Members on such terms and conditions as it may determine.  In determining whether the Feeder Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Manager.  The repurchase amount will be determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Feeder Fund’s outstanding Units.  The Board expects that the Feeder Fund will offer to repurchase Units from Members on each Repurchase Date.  A Member may not request a repurchase of its Units during the first year following the Lock-Up Period, except that a Member may request a repurchase of its Units within the Lock-Up Period subject to an Early Repurchase Fee of 5.00% of the Interests being repurchased by the Feeder Fund, payable to the Feeder Fund, which will pay the full amount of such Early Repurchase Fee to the Master Fund.  The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Fee.  Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future.

As used in this Prospectus, a “business day” is any day, other than Saturday, Sunday, or a day on which banking institutions are authorized or obliged by law or regulation to close in New York.  The Board of the Feeder Fund also will consider the following factors, among others, in making the determination to repurchase Units: (i) whether any Members have requested that the Feeder Fund repurchase Units; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Feeder Fund; (iv) the relative economies of scale with respect to the size of the Feeder Fund; (v) the history of the Feeder Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

The LLC Agreement provides that the Feeder Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender all of such Member’s Units for repurchase by the Feeder Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period).  A Member who intends to cause the Feeder Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

The Board will determine that the Feeder Fund will offer to repurchase Units pursuant to written requests only on terms that the Board determines to be fair to the Feeder Fund and Members.  When the Board determines that the Feeder Fund will offer to repurchase Units on a Repurchase Date, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies such Repurchase Date and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity.  The Feeder Fund will not accept any Repurchase Request received by it or its designated agent after the Repurchase Request Deadline.  The Feeder Fund will send a notice to each Member detailing the expected maximum percentage of Units that the Fund will repurchase, together with the Repurchase Date, no later than 30 calendar days prior to each Repurchase Date.  Upon request by a Member, the Manager may (in consultation with the Board and in their sole discretion) permit a Member to cancel a Repurchase Request if such cancellation is determined by the Manager to be in the best interest of the Fund.

Due to liquidity constraints associated with the Master Fund’s investments in Underlying Funds (the Master Fund will have to effect withdrawals from Underlying Funds in order to finance repurchases of Units by the Feeder Fund), it is presently expected that, under the procedures applicable to the repurchase of Units, for Members tendering all of their Units, Units will be valued for purposes of determining their repurchase price as of the Repurchase Date.  The amount that a Member who is tendering all or a portion of its Units may expect to receive on the repurchase of such Member’s Units will be the net asset value of the Member’s Units determined on the Repurchase Date and based on the net asset value of the Feeder Fund’s assets (based in part on oral or written estimates of the value of the Master Fund’s investments received from Underlying Funds) as of that date, after giving effect to all allocations to be made as of that date to the Member.  Therefore, such repurchase payments may not reflect final net asset values for the Repurchase Date calculated by the Underlying Funds; however, the Feeder Fund will generally not make any adjustments for final valuations from the Feeder Fund based on adjustments received by the Master Fund from the Underlying Funds, and the redeeming Member (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

Members who tender all or a portion of their Units (defined as a specific dollar value in their repurchase request), and which portion is accepted for repurchase by the Feeder Fund, will receive such specified dollar amount.  Promptly after the Repurchase Date, each Member whose Units or portion thereof has been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Feeder Fund entitling the Member to be paid an amount equal to 100% of the unaudited net asset value such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member).  The note will entitle the Member to be paid within 90 calendar days after the Repurchase Date (a “Payment Date”).  Notwithstanding the foregoing, if a Member has requested the repurchase of 95% or more of the Units held by such Member, such Member shall receive (i) cash or a non-interest bearing, non-transferable promissory note, which need not bear interest, in an amount equal to 95% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units) (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a promissory note entitling the holder thereof to up to the remaining 5% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units) (as adjusted (if at all), the “Subsequent Payment”).  Following the later of (x) the completion of the Feeder Fund’s annual audit or (y) such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment will be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final audited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units) and the as-adjusted Subsequent Payment will be paid to such Member.

The Board in its discretion may also pay repurchase proceeds, in whole or in part, in securities of equivalent value.  The Feeder Fund does not expect that it will distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that (i) making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased or (ii) that the Master Fund has received distributions from Underlying Funds in the form of securities that are transferable to the Members.  In the event that the Feeder Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Under these procedures, Members tendering all of their Units will have to decide whether to request that the Feeder Fund repurchase their Units, without the benefit of having current information regarding the value of Units on a date proximate to the Repurchase Date.  In addition, there will be a substantial period of time between the Repurchase Date and the date they can expect to receive payment for their Units from the Feeder Fund.  As noted above, Members whose Units are accepted for repurchase will bear the risk that the Feeder Fund’s net asset value may fluctuate significantly between the date of the Repurchase Request Deadline in respect of a Repurchase Date and such Repurchase Date.  This period of time is intended, in part, to assist the Feeder Fund in paying the amount due to Members on the Payment Date.  The Feeder Fund’s schedule with respect to repurchases of Units will be based on operational considerations and various factors relating to the best interests of Members, including, but not limited to, the intent that the Feeder Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Master Fund from Underlying Funds and to minimize the need for the Fund to maintain cash or borrow money to meet repurchase requests.  Payments for repurchased Units may be further delayed under circumstances where the Master Fund has determined to redeem its interests in Underlying Funds to make such payments, but has experienced unusual delays in receiving payments from the Underlying Funds.

The Feeder Fund may suspend or postpone a repurchase offer in limited circumstances and only by a vote of a majority of the Board, including a majority of the Independent Directors.  These circumstances may include the following: (i) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund’s net assets; (ii) for any other periods that the SEC permits by order for the protection of Members; or (iii) other unusual circumstances as the Board deems advisable to the Fund and its Members.

If Members request that the Feeder Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Feeder Fund may repurchase only a pro rata portion of the amount of Units tendered by each Member, disregarding fractions, according to the amount of Units requested by each Member to be repurchased as of the Repurchase Request Deadline, or repurchase an additional amount of Units, as determined by the Board in consultation with the Manager.

Payment for repurchased Units may require the Master Fund to liquidate portfolio holdings in Underlying Funds earlier than the Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover.  The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover.  The Fund may maintain cash or borrow money to meet repurchase requests, which would increase the Fund’s operating expenses and would adversely impact the ability of the Fund to achieve its investment objective.

The repurchase of Units is subject to regulatory requirements imposed by the SEC.  The Feeder Fund’s repurchase procedures are intended to comply with such requirements.  However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

The Feeder Fund does not presently intend to impose any repurchase fees on the repurchase of Units that are no longer subject to the Lock-up Period, although the Feeder Fund may allocate to Members whose Units are repurchased withdrawal or similar charges imposed by Underlying Funds if the Manager determines to withdraw from one or more Underlying Funds as a result of Member repurchase requests and such charges are imposed on the Master Fund.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum aggregate net asset value of Units equal to $50,000.  The Feeder Fund reserves the right to reduce the amount to be repurchased from a Member so that the required minimum aggregate net asset value of Units is maintained.

In accordance with the terms and conditions of the Feeder Fund’s LLC Agreement, the Feeder Fund may cause a mandatory redemption of all or a portion of the Units of a Member or any person acquiring Units from or through a Member if the Board or, on behalf of the Board, the Manager determines or has reason to believe that, among other things: (i) all or part of the Member’s Units has been transferred, or the Units have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Member; (ii) ownership of Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Manager to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Manager, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of its Units was not true when made or has ceased to be true; or (v) it would be in the best interests of the Fund for the Feeder Fund to cause a mandatory redemption of such Units.  Members whose Units are mandatorily redeemed by the Feeder Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member’s purchase of Units.

TRANSFERS OF UNITS

No person will become a substituted Member without the consent of the Board, which consent may be withheld in its sole and absolute discretion.  Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion).  The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities) or (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, and children).  Notice to the Feeder Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Feeder Fund with respect to investor eligibility and suitability.  See “Eligible Investors.”  The Board may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of the Units, the aggregate net asset value of Units of each of the transferee and transferor is not less than $25,000.  The Board will delegate authority to the Manager to approve a transfer of Units for purposes of facilitating the transfer of such Units in accordance with these limitations, for financial purposes, or in situations that involve no change of beneficial ownership.  All such transfers will be reported to the Board on a quarterly basis.  Each transferring Member and transferee must agree to pay all expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Feeder Fund in connection with the transfer.  If a Member transfers Units with the approval of the Board, the Feeder Fund will promptly take all necessary actions so that each transferee or successor to whom the Units is transferred is admitted to the Feeder Fund as a Member.

By subscribing for Units, each Member agrees to indemnify and hold harmless the Feeder Fund, the Master Fund, the Board, the Manager, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

CREDIT FACILITY

The Master Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with a bank or other financial institutions not affiliated with the Manager but which may or may not be affiliated with an Underlying Adviser, Underlying Fund and/or another service provider to the Fund, an Underlying Adviser, an Underlying Fund or any of their respective affiliates (each, a “Financial Institution”) as chosen by the Joint Investment Committee and approved by the Board of the Master Fund. The Master Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make annual income distributions and to satisfy certain Repurchase Offers in a timely manner to ensure liquidity for the investors.  To facilitate such Borrowing Transactions, the Master Fund may pledge its assets to the Financial Institution.

ANNUAL DISTRIBUTIONS

The Feeder Fund intends to make an Annual Distribution to each Member as of the last calendar day of each calendar year.  Annual Distributions will be made pro rata based on the number of Units held by such Member and will be net of Fund expenses.  For U.S. Federal tax purposes, the Feeder Fund is required to distribute substantially all of its net investment income for each calendar year.  All net realized capital gains, if any, are distributed at least annually to holders of Units.  Units are issued and outstanding from the Initial Closing Date (or other date on which Units are issued by the Feeder Fund) to the date on which such Units are repurchased by the Feeder Fund.

DIVIDEND REINVESTMENT PLAN

Unless a Member makes a Distribution Election in the attached Investor Certification, all Annual Distributions are reinvested in full and fractional Units at the net asset value per Unit next determined on the payable date of such Annual Distributions.  A Member may at any time, by written request to the Manager, make a Distribution Election, in which event such Member will receive any Annual Distribution in the form of a combination of cash and Units.  Any such Units will be registered in the name of such Member and such cash payment will be mailed as soon as practicable after the last calendar day of each calendar year in which Annual Distributions are declared.  The Feeder Fund is not responsible for any failure of an Annual Distribution to be properly wired to a Member’s address of record, and no interest will accrue on amounts represented by Annual Distributions misdirected.

The automatic reinvestment of Annual Distributions does not relieve participants of any U.S. Federal income tax that may be payable (or required to be withheld) on such Annual Distributions.  See “Material U.S. Federal Income Tax Considerations.”

NET ASSET VALUATION

The Board will designate the valuation committee of the Manager to serve as the valuation committee of the Fund (the “Valuation Committee”).  The Valuation Committee’s function, subject to the oversight of the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Manager.  The Valuation Committee will be assigned to act in accordance with the Fund’s valuation procedures as approved by the Board.  The Board reviews matters arising from the Valuation Committee’s considerations.  Members may request information about the members of the Valuation Committee by written request to the Fund.

The net asset value of the Master Fund equals the excess of the Master Fund’s assets over its liabilities.  The value of each asset of the Master Fund (except goodwill, which shall not be taken into account) will be determined as of each Fiscal Quarter Closing by the Administrator in accordance with generally accepted accounting principles applied on a consistent basis.  However, if the Manager determines that generally accepted accounting principles do not fairly represent the market value of any asset of the Master Fund, the Manager may value such asset as it may reasonably determine and shall set forth the basis for any such valuation in writing in the records of the Master Fund.  All values assigned to the assets of the Master Fund pursuant to this paragraph will be binding and conclusive as to all parties.

The valuation of all, or some, of the Master Fund’s assets may be suspended by the Board (in consultation with the Manager), at its discretion, with respect to any Fiscal Quarter Closing on which trading is suspended or restricted on any domestic or international stock or commodities exchange.  In such event, the Fiscal Quarter Closing to which such valuation relates shall be postponed until the Board (in consultation with the Manager) elects to make such valuation or the next business day on which such exchange or exchanges are open for trading on an unrestricted basis, with the business day following the postponed Fiscal Quarter Closing being the first day of the next calendar month.

RESERVES

Liabilities shall be determined in accordance with generally accepted accounting principles applied on a consistent basis.  However, the Manager, at its discretion, may from time to time provide reserves for liabilities and expenses where the amounts of such items are not known and no accrual under generally accepted accounting principles would be required.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Feeder Fund and to an investment in Units.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Members subject to special treatment under U.S. federal income tax laws, including Members subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that Members hold Units as capital assets (generally, property held for investment).  The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  Neither the Feeder Fund nor the Master Fund has sought or will seek any ruling from the Internal Revenue Service, or “IRS,” regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Member” is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if a court within the United States has primary supervision over its administration and one of more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Member” is a beneficial owner of Units that is not a U.S. Member.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  A prospective Member that is a partnership holding Units or a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation.  Investors are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Feeder Fund intends to elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, the Feeder Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Members as dividends.  To qualify as a RIC, the Feeder Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below).  In addition, the Feeder Fund must distribute to Members, for each taxable year, an amount equal to at least 90% of the Feeder Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Feeder Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement;

then the Feeder Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to Members.  The Feeder Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Members.

The Feeder Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Feeder Fund distribute in a timely manner an amount at least equal to the sum of (1) 98% of the Feeder Fund’s ordinary income for each calendar year, (2) 98% of the Feeder Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.” The Feeder Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Feeder Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Feeder Fund’s business of investing in such stock or securities, which the Feeder Fund refer to as the “90% Income Test;” and

•	diversify the Feeder Fund’s holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of the Feeder Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Feeder Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of the Feeder Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Feeder Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, which the Feeder Fund refer to as the “Diversification Tests.”

The Feeder Fund may be required to recognize taxable income in circumstances in which the Feeder Fund does not receive cash.  Specifically, the Feeder Fund intends to elect to mark-to-market at the end of each taxable year its shares in Underlying Funds that are classified as passive foreign investment companies (a “PFIC”) for U.S. federal income tax purposes.  Furthermore, the Feeder Fund expects that all or substantially all of the Underlying Feeder Funds will be treated as PFICs for which it intends to make a mark-to-market election.  As a result, at the end of each taxable year the Feeder Fund will recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income.  Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Feeder Fund may be required to make a distribution to Members in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Feeder Fund will not have received any corresponding cash amount.

If the Feeder Fund borrows money, the Feeder Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances.  Limits on the Feeder Fund’s payment of dividends may prevent the Feeder Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Feeder Fund’s and/or the Master Fund’s qualification for taxation as a RIC, or subject the Feeder Fund and/or the Master Fund to the 4% excise tax.

The Feeder Fund is permitted under the 1940 Act to borrow funds and to sell assets in order to satisfy distribution requirements.  However the Feeder Fund, under the 1940 Act, is not permitted to make distributions to Members while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met.  Moreover, the Feeder Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to the Feeder Fund’s status as a RIC, including the Diversification Tests.  If the Feeder Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Test or the Excise Tax Avoidance Requirement, the Feeder Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Feeder Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Feeder Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Feeder Fund makes any distributions to Members.  In that case, all of the Feeder Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to Members.  In contrast, assuming the Feeder Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Feeder Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Members

Distributions by the Feeder Fund generally are taxable to U.S. Members as ordinary income or long-term capital gain.  Distributions of the Feeder Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Members to the extent of the Feeder Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units.  Distributions will not be eligible for the dividends received deduction allowed to corporate Members and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals.  Distributions of the Feeder Fund’s net capital gain (which is generally the Feeder Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Feeder Fund as “capital gain dividends” will be taxable to a U.S. Member as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Members, regardless of the U.S. Member’s holding period for its Units and regardless of whether paid in cash or reinvested in additional Units.  However, due to the Feeder Fund’s expected investments, all of the Feeder Fund’s income is expected to be ordinary income and, therefore, distributions are not expected to be designated as “capital gain dividends” eligible for the reduced rate of tax.  Distributions in excess of the Feeder Fund’s earnings and profits first will reduce a U.S. Member’s adjusted tax basis in such Member’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. Member.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Feeder Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Feeder Fund makes such an election, the U.S. Member will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Feeder Fund in October, November or December of any calendar year, payable to Members of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Feeder Fund’s U.S. Members on December 31 of the year in which the dividend was declared.  Members who receive distributions in the form of Units will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.  Dividends and other taxable distributions are taxable to Members even though they are reinvested in additional Units.

Pursuant to the Feeder Fund’s “opt out” dividend reinvestment plan, when the Feeder Fund declares a dividend, each Member that has not made a Distribution Election will automatically have their dividends reinvested in additional Units.  Members who receive distributions in the form of Units will be subject to the same federal, state and local tax consequences as if they received cash distributions.  To the extent Members make a Distribution Election, the Feeder Fund may pay any or all such dividends in a combination of cash and Units.  Depending on the circumstances of the Member, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such Member would have to pay the tax using cash from other sources.  A Member that receives Units pursuant to a distribution generally has a tax basis in such Units equal to the amount of cash that would have been received instead of Units as described above, and a holding period in such Units that begins on the business day following the payment date for the distribution.

A U.S. Member generally will recognize taxable gain or loss if the U.S. Member sells or otherwise disposes of its Units.  Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the Member has held its Units for more than one year.  Otherwise, it would be classified as short-term capital gain or loss.  However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units.  In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if other Units are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Members currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Units).  Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals.  Corporate U.S. Members currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income.  Non-corporate U.S. Members with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Member in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.  Corporate Members generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Feeder Fund will send to each U.S. Member, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Member’s taxable income for such year as ordinary income and as long-term capital gain.  In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS.  Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Member’s particular situation.

The Feeder Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Member (1) who fails to furnish the Feeder Fund with a correct taxpayer identification number or a certificate that such Member is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Feeder Fund that such Member has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number.  Any amount withheld under backup withholding is allowed as a credit against the U.S. Member’s U.S. federal income tax liability and may entitle such Member to a refund; provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Members

Whether an investment in Units is appropriate for a Non-U.S. Member will depend upon that person’s particular circumstances.  An investment in Units by a Non-U.S. Member may have material and adverse tax consequences.  Non-U.S. Members should consult their tax advisers before investing in Units.

Distributions of the Feeder Fund’s “investment company taxable income” to Non-U.S. Members, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Feeder Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Member, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. Member, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Feeder Fund will not be required to withhold federal tax if the Non-U.S. Member complies with applicable certification and disclosure requirements.  Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Members are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Feeder Fund of capital gain dividends to a Non-U.S. Member and gain realized by a Non-U.S. Member upon the sale of Units will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Member and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Member in the United States or (b) the Non-U.S. Member is an individual, has been present in the United States for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

If the Feeder Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Feeder Fund may do in the future), a Non-U.S. Member will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Member’s allocable share of the tax the Feeder Fund pays on the capital gain deemed to have been distributed.  In order to obtain the refund, the Non-U.S. Member must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Member would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.  For a corporate Non-U.S. Member, distributions (both actual and deemed), and gains realized upon the sale of the Feeder Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).  Accordingly, investment in Units may not be appropriate for certain Non-U.S. Members.

A Non-U.S. Member who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Member provides the Feeder Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Member or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Units.

Recently Enacted Legislation

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners.  Under some circumstances, a foreign investor may be eligible for refunds or credits of such taxes.

Non-U.S. Members are encouraged to consult their tax advisors regarding the possible implications of this legislation on an investment in Units.

In addition, recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and gains recognized on a redemption of Units) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Failure to Qualify as a RIC

If the Feeder Fund were unable to qualify for treatment as a RIC, the Feeder Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates.  The Feeder Fund would not be able to deduct distributions to Members, nor would they be required to be made.  Distributions would generally be taxable to non-corporate Members as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Feeder Fund’s current and accumulated earnings and profits.  Subject to certain limitations under the Code, corporate U.S. Members would be eligible for the dividends received deduction.  Distributions in excess of the Feeder Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Member’s tax basis, and any remaining distributions would be treated as a capital gain.  If the Feeder Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Feeder Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Feeder Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

INVESTMENT BY EMPLOYEE BENEFIT PLANS

General

The following section sets forth certain consequences which should be considered by a fiduciary before acquiring Units on behalf of (i) an “employee benefit plan” as defined in and subject to the fiduciary responsibility provisions of ERISA, (ii) a “plan” as defined in and subject to Section 4975 of the Code, or (iii) an entity deemed to hold “plan assets” as a result of investments in the entity by such plans (such plans and entities being referred to herein as “Plans,” and such fiduciaries being referred to herein as “Plan Fiduciaries”).  The following summary is not intended to be complete, but only to address certain questions under ERISA and the Code which are likely to be raised by the Plan Fiduciary’s own counsel.

In general, the terms “employee benefit plan” as defined in ERISA and “plan” as defined in Section 4975 of the Code together refer to any plan or account of various types which provides retirement benefits or welfare benefits to an individual or to an employer’s employees and their beneficiaries.  Such plans and accounts include, but are not limited to, corporate pension and profit-sharing plans, “simplified employee pension plans,” Keogh plans for self-employed individuals (including partners), individual retirement accounts described in Section 408 of the Code and medical benefit plans.

Each Plan Fiduciary must give appropriate consideration to the facts and circumstances that are relevant to an investment in the Feeder Fund, including the role an investment in the Feeder Fund plays in the Plan’s investment portfolio.  Each Plan Fiduciary, before deciding to invest in the Feeder Fund, must be satisfied that investment in the Feeder Fund is a prudent investment for the Plan, that the investments of the Plan, including the investment in the Feeder Fund, are diversified so as to minimize the risks of large losses and that an investment in the Feeder Fund complies with the documents of the Plan and any related trust.

EACH PLAN FIDUCIARY CONSIDERING ACQUIRING UNITS MUST CONSULT ITS OWN LEGAL AND TAX ADVISERS BEFORE DOING SO.  PLAN FIDUCIARIES ACQUIRING UNITS WILL BE DEEMED OR REQUIRED TO MAKE THE REPRESENTATIONS SET FORTH IN APPENDIX A.

Plan Assets

ERISA and a regulation issued thereunder contain rules for determining when an investment by a Plan in an entity will result in the underlying assets of the entity being assets of the Plan for purposes of ERISA and Section 4975 of the Code (i.e., “plan assets”).  Those rules provide that assets of an entity will not be plan assets of a Plan which purchases an interest therein if, among other exceptions, the entity which issues such interest is an investment company registered under the 1940 Act.  The Feeder Fund will be registered under the 1940 Act.  Thus, the assets of the Feeder Fund should not be plan assets.  If the assets of the Feeder Fund were deemed to be plan assets, the Manager would be a fiduciary with respect to any investing Plans, and transactions involving the assets of the Feeder Fund would be subject to the prohibited transaction rules, described below.

Prohibited Transactions

Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and certain persons (referred to as “parties in interest” under ERISA or “disqualified persons” under the Code) having certain relationships to such Plans, unless an exemption is available.  A party in interest or disqualified person who engages in a prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code.  In addition, a Plan Fiduciary who permits a Plan to engage in a transaction that the Plan Fiduciary knows or should know is a prohibited transaction may be liable to the Plan for any loss the Plan incurs as a result of the transaction or for any profits earned by the fiduciary in the transaction.  Prohibited transactions within the meaning of Section 406 of ERISA or Section 4975 of the Code could arise, for example, if Units are acquired by or on behalf of a Plan with respect to which the Manager, any Underlying Adviser of an Underlying Fund in which the Master Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, or any of their respective affiliates is a party in interest or a disqualified person.  Certain exemptions from the prohibited Transaction provisions of Section 406 of ERISA and Section 4975 of the Code may be applicable, however, depending in part on the type of Plan Fiduciary making the decision to acquire Units and the circumstances under which such decision is made.  Included among these exemptions are Prohibited Transaction Class Exemption (“PTCE”) 96-23 (relating to transactions directed by certain in-house professional asset managers); PTCE 95-60 (relating to transactions involving insurance company general accounts); PTCE 91-38 (relating to investments by bank collective investment funds); PTCE 90-1 (relating to investments by insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by independent qualified professional asset manager). In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code provide a statutory exemption for prohibited transactions between a Plan and a person that is a party in interest or a disqualified person (other than a fiduciary of an affiliate of a fiduciary that has or exercises discretionary authority or control or renders investment advice with respect to the assets involved in the transaction) solely by reason of providing services to the Plan; provided that there is adequate consideration (the “Service Provider Exemption”).  Even if the conditions specified in one or more of the above described exemptions are met, the scope of the relief provided by these exemptions might or might not cover all acts that might be construed as prohibited transactions.  Accordingly, there can be no assurance that any of these PTCEs, the Service Provider Exemption or any other exemption will be available with respect to any particular transaction involving the Units.

Ineligible Purchasers

In general, Units may not be purchased with the assets of a Plan if the Manager, any Underlying Adviser of an Underlying Fund in which the Master Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees either:  (a) has investment discretion with respect to the investment of such plan assets; (b) has authority or responsibility to give or regularly gives investment advice with respect to such plan assets, for a fee, and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such plan assets and that such advice will be based on the particular investment needs of the Plan; or (c) is an employer maintaining or contributing to such Plan.  A party that is described in clause (a) or (b) of the preceding sentence is a fiduciary under ERISA and the Code with respect to the Plan, and any such purchase might result in a prohibited transaction under ERISA and the Code, as described above.

Except as otherwise set forth, the foregoing statements regarding the consequences under ERISA and the Code of an investment in the Feeder Fund are based on the provisions of the Code and ERISA as currently in effect, and the existing administrative and judicial interpretations thereunder.  No assurance can be given that administrative, judicial or legislative changes will not occur that may make the foregoing statements incorrect or incomplete.

OFFERING OF UNITS TO PLANS IS IN NO RESPECT A REPRESENTATION BY THE MANAGER OR ANY OTHER PARTY RELATED TO THE FUND THAT THIS INVESTMENT MEETS THE RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY ANY PARTICULAR PLAN OR THAT THIS INVESTMENT IS APPROPRIATE FOR ANY PARTICULAR PLAN.  THE PERSON WITH INVESTMENT DISCRETION SHOULD CONSULT WITH HIS OR HER ATTORNEY AND FINANCIAL ADVISERS AS TO THE PROPRIETY OF AN INVESTMENT IN THE FUND IN LIGHT OF THE CIRCUMSTANCES OF THE PARTICULAR PLAN.

SUMMARY OF THE LLC AGREEMENT

An investor in the Feeder Fund will be a Member of the Feeder Fund, and its rights in the Feeder Fund will be established and governed by the LLC Agreement that is included as Appendix B to this Prospectus.  An investor and his, her or its advisers should carefully review the LLC Agreement, as each Member will agree to be bound by its terms and conditions.  The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus.  The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Units; Members

Persons who purchase Units of the Feeder Fund will be Members of the Feeder Fund.  Additional Members may, at the discretion of the Manager, be admitted to the Fund as of the beginning of each calendar month or at such other time as the Manager may determine.

By subscribing for Units, each Member acknowledges that the Feeder Fund has agreed to indemnify and hold harmless the Manager and its Affiliates against any losses, judgments, liabilities, expenses, and amounts paid in settlement of any claims sustained by them in connection with the Fund; provided:  (a) that the same were not the result of negligence or misconduct on the part of the Manager or its Affiliates; and (b) that Affiliates of the Manager will be entitled to indemnification only for losses incurred by such Affiliates in performing the duties of the Manager and acting wholly within the scope of the authority of the Manager.

Limited Liability of Members

Under Delaware law and the LLC Agreement, no Member will be liable for the repayment or discharge of any debt or other liability of the Fund, or be required to make additional contributions to the capital of the Fund.

Duty of Care

The LLC Agreement provides that the Manager and its Affiliates will have no liability to the Fund or to any Member for any loss suffered by the Fund which arises out of any action or inaction of the Manager or its Affiliates if the Manager or its Affiliates, in good faith, determined that such course of conduct was in, or not opposed to, the best interests of the Fund and such course of conduct did not constitute negligence or misconduct of the Manager or its Affiliates.  The LLC Agreement also provides that neither the Manager nor its Affiliates will be liable to the Fund or any Member for failure to itself obtain, or to require any Underlying Fund to obtain, the lowest negotiated brokerage commission rates, or to combine or arrange trading orders so as to obtain the lowest brokerage commission rates with respect to any transaction on behalf of the Fund, or for the failure to recapture, directly or indirectly, any brokerage commissions for the benefit of the Fund. None of these persons will be liable to the Fund or any Member for losses due to circumstances beyond their control, including but not limited to, the bankruptcy, insolvency, or suspension of normal business activities by any Underlying Fund, bank, broker, agent, or subcontractor for the Fund, or due to the negligence, dishonesty, bad faith, or misfeasance of any Underlying Adviser to an Underlying Fund, bank, broker, agent, or subcontractor for the Fund chosen by the Manager in good faith.  In no respect by way of limiting the foregoing exculpatory provisions but rather by way of greater certainty, neither the Manager nor its Affiliates will be liable to the Fund or any Member for any actions or omissions of any broker, dealer, or counterparty chosen by the Manager in good faith, any Underlying Fund chosen by the Manager in good faith or any broker, dealer, or counterparty chosen by any Underlying Adviser, which Underlying Adviser was itself chosen by the Manager in good faith.  Further, the Manager will not bear any liability whatsoever in respect of valuations provided by Underlying Advisers to the Underlying Funds, banks, brokers, dealers, or counterparties; provided that the Manager relied on such valuations in good faith and provided that to the extent the Manager selected the Underlying Funds, banks, brokers, dealers, or counterparties, the Manager exercised due care in such selection.

Amendment of the LLC Agreement

The terms and provisions of the LLC Agreement may be modified or amended from time to time with the prior written consent of the Manager, the Board and of Members having, in the aggregate, in excess of 50% of the aggregate net asset value insofar as is consistent with the laws governing the LLC Agreement.  Members may be required to respond in the negative to a proposed amendment within a certain time period, but not less than 20 calendar days, or be deemed to have consented to such amendment.  No amendment to the LLC Agreement may be made without the consent of the Manager and the Board.  The consent of each Member will be required for any amendment which would reduce such Member’s net asset value per Unit or amend the provisions of the LLC Agreement relating to amendments.

In addition, the Manager may, with approval of the Board but without the consent of the Members: (a) amend this Agreement to correct clerical errors and reconcile inconsistencies; (b) following written notice to the Members given at least 60 days prior to any Fiscal Quarter Closing, amend this Agreement, effective as of the first day of the Fiscal Quarter after the giving of such notice, in the following manner:  (x) to make a change in any provision of this Agreement that requires an action to be taken by or on behalf of the Manager or the Members pursuant to the requirements of applicable Delaware law if the provisions of applicable Delaware law are amended, modified, or revoked so that the taking of such action is no longer required; (y) to reflect a change in the name of the Fund; and (z) to permit the Manager to continue to serve as manager and comply with applicable laws, rules, and regulations of the Securities and Exchange Commission and other regulatory authorities then in effect; (c) following written notice to the Members given at least 90 days prior to the end of a Fiscal Year, amend this Agreement to change the Fiscal Year or the length of each Fiscal Quarter; and (d) following written notice to the Members, change this Agreement in any manner that does not adversely affect the Members in any material respect or that is required or contemplated by other provisions of this Agreement or that is required by law.

Term and Dissolution

The Fund will be dissolved and its affairs wound-up upon the occurrence of any of the following events:  (i) any event which would make it unlawful to continue the existence of the Fund; or (ii) the Manager determines to dissolve the Fund upon 30 calendar days’ prior written notice to the Members.

Upon dissolution of the business of the Fund, which dissolution will be deemed a Fiscal Quarter Closing, the Manager will, at any time during the 90 calendar day period following completion of a final audit of the Fund’s books and records, make distributions out of Fund assets in the following manner and order: (i) to payment and discharge of the claims of all creditors of the Fund who are not Members or the Manager; (ii) to payment and discharge of the claims of Member and Manager creditors of the Fund pro rata based on the respective amounts of their claims; and (iii) to the Members and the Manager in proportion to their respective Units’ net asset value.

Reports to Members

Following each Fiscal Quarter, the Manager will prepare and deliver to each Member a report setting forth the Fund’s estimated investment performance (based on unaudited data) for that Fiscal Quarter and from the beginning of the current Fiscal Year through the end of such Fiscal Quarter.  Within 60 calendar days after the end of each Fiscal Year, the Manager or the accountants will prepare and deliver to each Member a report setting forth as of the end of such Fiscal Year: (i) a balance sheet of the Fund; (ii) a statement showing the increase or decrease in Net Asset Value of the Fund for such Fiscal Year; (iii) the number of Units held by the Member; (iv) the net asset value per Unit and the manner of calculation; (v) the aggregate net asset value of a Member’s Units and the manner of calculation; and (vi) any such information as may be required by applicable regulatory authorities. The Fund may deliver such quarterly and annual reports in electronic format or make them available to Members through the Fund’s website.

Fiscal Year

The Fiscal Year of the Feeder Fund for accounting purposes will end on April 30 of each year, and the Fiscal Year for tax purposes will end on December 31 of each year.  A Fiscal Quarter of the Feeder Fund will be each three-month period ending on the last calendar day of April, July, October and January.

GENERAL INFORMATION

Description of the Feeder Fund

The Feeder Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company.  The Feeder Fund was established as a limited liability company under the laws of the State of Delaware on August 25, 2010, and has no operating history.  The Feeder Fund’s office is located at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California  94105.  The Feeder Fund’s Prospectus and SAI are available upon request and without charge by writing to the Manager at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California  94105.  The telephone number of the Feeder Fund is 415-777-2400.

Description of the Manager

Ironwood Capital Management Corporation, an investment adviser registered with the SEC under the Advisers Act, serves as investment adviser to the Feeder Fund and the Master Fund.

Liquidating Trust

The Board may, at its discretion if determined to be in the best interests of Members, distribute the assets of the Feeder Fund into and through a liquidating trust to effect the liquidation of, all or a portion of, the Feeder Fund.  The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Members would bear indirectly.  There are no current plans to liquidate the Feeder Fund.

Independent Registered Public Accounting Firm and Legal Counsel

The Board will select Ernst & Young as the independent registered public accounting firm of the Feeder Fund.  Ernst & Young’s principal business address is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103.

The law firm of Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Feeder Fund.

Page

ADDITIONAL INVESTMENT POLICIES	1
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS	2
DIRECTORS AND OFFICERS	3
LIQUIDITY REQUIREMENTS	10
CODE OF ETHICS	10
PERFORMANCE INFORMATION	10
INVESTMENT MANAGEMENT AND OTHER SERVICES	10
FUND ADMINISTRATOR	11
REGULATORY AND COMPLIANCE ADMINISTRATOR	11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11
DISTRIBUTOR	12
EXPENSE LIMITATION AGREEMENT	12
CALCULATION OF FEES	12
LEGAL COUNSEL	13
PORTFOLIO TRANSACTIONS	13
PROXY VOTING POLICIES AND PROCEDURES	13
PRIVACY STATEMENT	13

STATEMENT OF ADDITIONAL INFORMATION

Ironwood Multi-Strategy Fund LLC

Limited Liability Company Units

The telephone number of the Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”), including to request the Feeder Fund’s Prospectus, is 415-777-2400.

Units of limited liability company interest of the Feeder Fund (“Units”) are distributed by Foreside Fund Services, LLC (“Distributor”), the Feeder Fund’s distributor, and other broker-dealers to clients and customers (including affiliates and correspondents) of Ironwood Capital Management Corporation (“Ironwood” or “Manager”), the investment adviser to the Feeder Fund and to clients and customers of other organizations.  The Feeder Fund’s Prospectus, which is dated August 31, 2010, provides the basic information investors should know before investing.  This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Feeder Fund and should be read in conjunction with the Prospectus.  You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Feeder Fund at the telephone number listed above.  This SAI is not an offer of the Feeder Fund for which an investor has not received the Prospectus.  Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Feeder Fund’s Prospectus.

The date of this SAI and the related Prospectus is August 31, 2010.

i

Page

ADDITIONAL INVESTMENT POLICIES	1
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS	2
DIRECTORS AND OFFICERS	3
LIQUIDITY REQUIREMENTS	10
CODE OF ETHICS	10
PERFORMANCE INFORMATION	10
INVESTMENT MANAGEMENT AND OTHER SERVICES	10
FUND ADMINISTRATOR	11
REGULATORY AND COMPLIANCE ADMINISTRATOR	11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11
DISTRIBUTOR	12
EXPENSE LIMITATION AGREEMENT	12
CALCULATION OF FEES	12
LEGAL COUNSEL	13
PORTFOLIO TRANSACTIONS	13
PROXY VOTING POLICIES AND PROCEDURES	13
PRIVACY STATEMENT	13

ii

ADDITIONAL INVESTMENT POLICIES

The Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”), which is a recently formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified, management investment company.  References herein to the “Fund” shall refer collectively to the Feeder Fund and the Master Fund.

The investment objective and principal investment strategies of the Feeder Fund, as well as the principal risks associated with the Feeder Fund’s investment strategies, are set forth in the Prospectus.  Certain additional investment information is provided below.  The Underlying Funds in which Feeder Fund invests (through the Master Fund) are not subject to the Fund’s investment policies and may have different or contrary investment policies.

Percentage Limitations

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment.  Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board of Directors of the Feeder Fund and the Master Fund (the “Board”) has, in its sole discretion, authorized) or to pay expenses.  The Fund’s stated fundamental policies, listed below, may not be changed without a majority vote of Members, which means the lesser of: (i) 67% of the Units present at a meeting at which holders of more than 50% of the outstanding Units are present in person or by proxy; or (ii) more than 50% of the outstanding Units.  No other policy, including the Feeder Fund’s investment objective, is a fundamental policy of the Fund, except as expressly stated.  Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.

The Fund:

(1)           May borrow money or issue any senior security, to the extent permitted under the 1940 Act, and, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

(2)           May not act as underwriter of securities of other issuers, except that to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the U.S. federal securities laws; and

(3)           May make loans only as permitted under the 1940 Act, and, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Fund’s investment policies and restrictions do not apply to the activities and transactions of the Underlying Funds, but do apply to investments made by the Fund directly.

The Feeder Fund’s investment objective is non-fundamental and may be changed by the Board.

Underlying Funds Advised by the Manager or its Affiliates

The Master Fund does not presently intend to invest in Underlying Funds managed by the Manager or any of its affiliates.  However, it may do so in the future, subject to obtaining such exemptions from provisions of the 1940 Act as may be necessary.

Futures and Options Transactions

Futures and related options transactions by the Fund must constitute permissible transactions pursuant to the regulations promulgated by the Commodity Futures Trading Commission (“CFTC”).  The Fund operates pursuant to an exemption provided by CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool.

1

Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures and related options transactions in an amount generally equal to the entire value of the underlying security.

The Feeder Fund May Change Its Investment Objective, Policies, Restrictions, Strategies, and Techniques

Except as otherwise indicated, the Feeder Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interest of the Fund and the Members.  The Feeder Fund’s investment objective is not a fundamental policy and it may be changed by the Board without Member approval.  Notice will be provided to Members prior to any such change.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS

Temporary Defensive Positions.  In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of money market funds, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies.  The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the Manager, equate generally to the standards established for U.S. cash equivalents.  Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.  These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

Illiquid Securities.  The Fund will invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the “Securities Act”)) and other securities that are not readily marketable.  These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act.  There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.  The Board or its delegate may determine that securities issued pursuant to Rule 144A under the Securities Act are marketable under procedures approved by the Board.

Payment in Kind for Repurchased Units.  The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions consisting of securities of Underlying Funds or securities from such Underlying Funds that are transferable to the Members.  In the event that the Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities (see “Additional Information on Investment Techniques of Underlying Funds and Related Risks” below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Suspension of Offerings.  Any offering of Units may be suspended, in the Board’s sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

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DIRECTORS AND OFFICERS

Directors

The Board will have the overall responsibility to manage and control the business operations of the Fund on behalf of its members.  At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).  Subject to the provisions of the Limited Liability Company Agreements of the Feeder Fund and the Master Fund (each, an “LLC Agreement” and collectively, the “LLC Agreements”) and Delaware law, the Directors will have all powers necessary and convenient to carry out this responsibility.

The Directors and officers of the Master Fund and the Feeder Fund will be the same persons, and  their addresses, their dates of birth, and descriptions of their principal occupations during the past five years are listed below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships
Independent Directors
Disinterested Directors
Rick Meadows DOB: 1/9/1950	Independent Director	Since inception	Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price DOB: 6/26/1950	Independent Director	Since inception	Executive Vice President of mutual fund administration firm	2	0
Interested Directors(3)
Jonathan Gans DOB: 11/8/1971 c/o Ironwood Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	President, Director, Chairman of the Board	Since inception	Chief Executive Officer and President of Ironwood	2	0

(1)	Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.
(2)	The Fund has not yet commenced operations.
(3)	“Interested person,” as defined in the 1940 Act, of each Fund (“Interested Director”) because of the affiliation with the Fund and the Fund’s Manager.

Additional information about each Director follows (supplementing the information provided in the table above) that described some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

Jonathan Gans is the Chief Executive Officer and President of Ironwood.  He is a member of the firm’s Investment & Risk Committee, Management Committee and Valuation Committee.  Mr. Gans joined Ironwood in 1996.  Mr. Gans is responsible for all aspects of Ironwood’s operations in its role as general partner and investment

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adviser of the Ironwood investment funds.  Prior to joining Ironwood, Mr. Gans was employed at St. Claire Capital Management, where he served as General Counsel and COO.  His prior professional experience also includes positions at the SEC Division of Enforcement and Glenwood Financial Group.  Mr. Gans is a member of the California State Bar, the California Bar’s Business Law Section and the American Bar Association.  He earned a B.A. degree, cum laude, from Williams College, and a J.D. from the University of California at Los Angeles School of Law.

Rick Meadows is a twenty-eight year veteran of the alternative investment industry.  After acting as a hedge fund manager and fund-of-funds manager in the 1980’s, Mr. Meadows co-founded a hedge fund administration company that came to be ranked among the best firms in the nation.  In 2008, that firm was sold to a mutual fund administration firm.  Mr. Meadows served with that firm as Executive Vice President until his retirement in 2010.  He earned a B.S. in Business degree from the University of Idaho, and holds a Masters Degree in Business Administration from Washington State University.

M. Kelley Price is a twenty-eight year veteran of the alternative investment industry.  After acting as a hedge fund manager and fund-of-funds manager in the 1980’s, Mr. Price co-founded a hedge fund administration company that came to be ranked among the best firms in the nation.  In 2008, that firm was sold to a mutual fund administration firm.  Mr. Price retired in 2010.  He is a 1972 graduate of Stanford University and a current member of the board of directors of the Stanford Alumni Association.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness.  However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting the Director candidates (please see below).

Board Composition and Leadership Structure.  To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors.  Currently, 66 2/3% of the Fund’s Directors are Independent Directors.  The Chairman of the Board is an interested person of the Fund, and the Independent Directors expect to designate a lead Independent Director who will chair meetings or executive sessions of the Independent Directors, review and comment on Board meeting agendas, represent the views of the Independent Directors to management and facilitates communication among the Independent Directors.  The Board is expected to determine that its leadership structure, in which the Independent Directors will designate a lead Independent Director to function as described above, is appropriate in light of the services that the Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

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Officers

Name, Address, and Age	Positions Held with Fund	Principal Occupation(s) During the Last Five Years
Jonathan Gans DOB: 11/8/1971 c/o Ironwood Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Chief Executive Officer, President	Chief Executive Officer and President of Ironwood
Laurie Chatoff DOB: 8/5/1967 c/o Ironwood Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Secretary	Consultant to Alternative Investment Clients
Alison Sanger DOB: 8/12/1971 c/o Ironwood Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Chief Compliance Officer	Chief Operating Officer/Chief Compliance Officer of Ironwood
Neil Zelinski DOB: 11/25/1976 c/o Ironwood Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Treasurer	Chief Financial Officer of Ironwood

Laurie Chatoff joined Ironwood in 2010 as a Director.  Ms. Chatoff is a CPA with over 20 years of specialized accounting experience.  Ms. Chatoff is responsible for overseeing all of Ironwood ‘s Registered Fund Operations.  In 2008, she formed Laurel Fund Services, a consulting firm that provides customized accounting and consulting services to hedge funds.  Prior to creating Laurel Fund Services, she was a principal of Rothstein, Kass & Co., a national CPA firm well regarded for its hedge fund expertise.  She specialized in providing audit, tax, and consulting services to alternative investment entities including onshore and offshore funds, master feeders, fund of funds and investment advisors.  Ms. Chatoff also advised clients on organizational structure and provided ongoing consultation regarding fund accounting, tax matters and audit processes.  She began her professional accounting career in the audit group of the San Francisco office of Arthur Andersen.  After four years at Arthur Andersen, she became the controller and chief financial officer of a professional liability insurance company.  During her seven years there, she coordinated the company’s spin-off, integrated all accounting activities in house from a third party administrator, managed all aspects of the finance and administration area, and interacted extensively with the company’s finance committee and board of directors.  Ms. Chatoff then joined Rothstein Kass in 2000, helping establish the Firm’s audit, tax and consulting practices in the Bay Area.  Ms. Chatoff graduated summa cum laude from San Francisco State University with a Bachelor of Science in Business Administration – Accounting.  She was named the hood recipient for the College of Business, where she was recognized as the top graduate chosen to represent the students of her graduating class.  She is a member of the American Institute of Certified Public Accountants (AICPA) and the California Society of Certified Public Accountants (CalCPA).

Alison Sanger joined Ironwood in 2005 as Chief Operating Officer.  Ms. Sanger is responsible for overseeing all of Ironwood’s operations including: legal, investor relations, operational due diligence, compliance, administration and accounting.  Ms. Sanger also serves as Ironwood’s Chief Compliance Officer and is a member of the firm’s Management Committee, Operational Due Diligence Committee and Valuation Committee.  Prior to joining Ironwood, Ms. Sanger was a Principal with Banc of America Prime Brokerage where over her six-year

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tenure she was responsible for new business development on the West Coast as well as customer relationship management for the West Coast, Midwest and Southwest regions.  Before joining Banc of America,    Ms. Sanger spent two years with Grosvenor Capital Management where she was responsible for performance reporting on their multi-manager, multi-strategy products.  Ms. Sanger spent the first five years of her career with the Hedge Fund Advisory Group of Arthur Andersen, LLC.  Ms. Sanger received a B.S. degree in Accountancy from Miami University in Oxford, Ohio.

Neil Zelinski, CPA is Chief Financial Officer of Ironwood.  Mr. Zelinski joined Ironwood in 2002.  Mr. Zelinski is a member of the firm’s Valuation Committee.  Mr. Zelinski is a Certified Public Accountant who, prior to joining Ironwood, worked at Rothstein, Kass & Co., the firm that serves as outside auditor for the Ironwood funds.  While at Rothstein Kass, Mr. Zelinski focused exclusively on hedge fund accounting and serviced several fund of funds.  He performed year-end audits of numerous investment partnerships, in addition to preparing their audited financial statements and Schedule K-1s.  Mr. Zelinski received his B.S. degree in Accounting from Lehigh University, where he was admitted to Beta Alpha Psi, a national accounting honors society.

Committees of the Board

The Board will form an Audit Committee that is responsible for:  overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board.  The Audit Committee recommends the selection, retention, or termination of the Fund’s auditors, evaluates their independence, and reviews their fees.  The Audit Committee currently consists of each of the Fund’s Independent Directors.

The Board will form a Nominating Committee.  The Nominating Committee will have the power to nominate directors of the Fund who are not “interested persons” of the Fund as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action.  The Committee will initially consist of each of the Fund’s Independent Directors.  The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by Members.

All actions taken by a committee of the Board will be recorded and reported to the full Board at its next meeting following such actions.

Director Ownership of Securities

The dollar range of equity securities owned by each Director is set forth below.(1)

Name of Director	Dollar Range of Equity Securities in the Fund as of _____, 2010(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of _____, 2010 (1)
Independent Directors
Rick Meadows	$0	$0
M. Kelley Price	$0	$0

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

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Independent Director Ownership of Securities

The table below provides information regarding the ownership by each Independent Director (and his immediate family members) of securities of the Manager or the Distributor, and the ownership of securities in an entity controlling, controlled by or under common control with the Manager or the Distributor (not including registered investment companies), as of August 31, 2010.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Rick Meadows	N/A	N/A	N/A	$0	0%
M. Kelley Price	N/A	N/A	N/A	$0	0%

Director Compensation

The Feeder Fund will pay each Independent Director a fee of $25,000 per annum.  In addition, the Fund will reimburse each of the Independent Directors for travel and other expenses incurred in connection with attendance at such meetings.  Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee, and receives a fee for each meeting attended.  Other officers and Directors of the Fund receive no compensation.

The following table summarizes the compensation paid to the Directors of the Fund, including Committee fees, for the period from the Fund’s inception through August 31, 2010.

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Director
Rick Meadows	$0(1)	N/A	N/A	$0(1)
M. Kelley Price	$0(1)	N/A	N/A	$0(1)

(1)	Each Independent Director will be paid $50,000 per annum to act as a director of the Feeder Fund and the Master Fund. Any such amounts will be subject to the Expense Limitation.

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Compensation of Portfolio Managers

Jonathan Gans is an employee and owner of the Manager and is compensated by the Manager.  Mr. Gans does not receive any additional compensation directly relating to the Fund and does not receive any additional compensation from the Fund for serving as a portfolio manager of the Fund.

Frederick Gans is an employee and owner of the Manager and is compensated by the Manager.  Mr. Gans does not receive any additional compensation relating directly to the Fund and does not receive any additional compensation from the Fund for serving as a portfolio manager of the Fund.

Benjamin Zack is an employee of Ironwood and is compensated by the Manager based on such position based on the overall performance of the “Ironwood Composite,” which includes results of each private investment vehicle and other account managed by Ironwood.   Mr. Zack does not receive compensation from the Manager or the Fund directly identifiable for serving as a portfolio manager of the Fund.

William McClelland is an employee of Ironwood and is compensated by the Manager based on such position based on the overall performance of the Ironwood Composite.  Mr. McClelland does not receive compensation from the Manager or the Fund directly identifiable for serving as a portfolio manager of the Fund.

Each of the portfolio managers receives a fixed annual salary and a profit share (in the case of Jonathan Gans and Frederick Gans) or discretionary bonus (in the case of Benjamin Zack and William McClelland), each of which is dependent upon the overall performance of Ironwood and not specifically related to the performance of the Fund.

Portfolio Manager Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Manager.  The tables below show, for each portfolio manager, the number and asset size of (i) SEC-registered investment companies (or series thereof) other than the Fund, (ii) pooled investment vehicles that are not registered investment companies, and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of August 31, 2010.

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	1(1)	$0	0	$0
Jonathan Gans	1(1)	$0	0	$0
Benjamin Zack	1(1)	$0	0	$0
William McClelland	1(1)	$0	0	$0

 (1)           The other registered investment company managed by this portfolio manager is the Master Fund.

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Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	14	$1.8 billion	0	$0
Jonathan Gans	14	$1.8 billion	0	$0
Benjamin Zack	14	$1.8 billion	0	$0
William McClelland	14	$1.8 billion	0	$0

Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	0	$0	0	$0
Jonathan Gans	0	$0	0	$0
Benjamin Zack	0	$0	0	$0
William McClelland	0	$0	0	$0

See pages 34 through 36 of the Prospectus for details of certain conflicts of interest between the Fund and the Manager and its principals.

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LIQUIDITY REQUIREMENTS

The Fund’s portfolio is not subject to any minimum liquidity requirement.

CODE OF ETHICS

[To be added by Pre-Effective Amendment]

PERFORMANCE INFORMATION

Advertisements and sales literature relating to the Fund as well as reports to Members may include quotations of investment performance.  In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which the investment performance is being shown.  Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used.  Investment returns will be reported on a net basis, after all fees and expenses.  Other methods also may be used to portray the Fund’s investment performance.

The Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information.  Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor’s 500, the Russell 2000, or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds, such as Hedge Fund Research Inc.’s HFRI Equity Hedge Index, or Venture Economics’ U.S. Private Equity Performance Index).  Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager.  Under an investment management agreement among the Manager, the Fund and the Master Fund (the “Investment Management Agreement”), Ironwood, a registered investment adviser, provides supervisory and administrative services to the Fund, Ironwood’s address is One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.  Ironwood buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions.  As necessary, Ironwood is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

Ironwood serves as investment adviser to this Fund and other institutional accounts.  As of August 1, 2010, Ironwood had total assets of approximately U.S. $1.8 billion under management.

Ironwood and its affiliates serve as investment adviser to other registered and/or private investment funds that utilize investment programs similar to that of the Fund, and Ironwood and/or its affiliates may in the future serve as an investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, Ironwood provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement.  Under the Investment Management Agreement, the Fund will indemnify Ironwood against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative and investigative proceedings, except that Ironwood will not be indemnified against any liability to which it would otherwise be subject by reason of

10

willful default, gross negligence, fraud or dishonesty in the performance of its duties; provided that such indemnity does not constitute a waiver of any rights of investors under U.S. federal securities laws.

The Investment Management Agreement may be terminated by the Board, by a majority vote of the members of the Fund, or by the Manager.

FUND ADMINISTRATOR

State Street Bank and Trust, whose principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts  02111-2900, will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to the Fund Administration Agreement.  Pursuant to the Fund Administration Agreement, the Fund Administrator provides the following services, among others: journalizing investment, capital, and income and expense activities; verifying investment instructions before directing cash flows, and confirming receipt of money at Underlying Funds in accordance with the Fund Administrator’s internal procedures; maintaining individual ledgers for investment securities; maintaining historical tax lots for each security; recording and reconciling corporate action activity and all other capital changes; reconciling cash and investment balances of the Fund with the Fund’s custodian and providing information about available cash balances; calculating contractual expenses, including Advisory Fees; monitoring expense accruals; controlling all disbursements and authorizing disbursements from the Fund’s account with the custodian; calculating capital gains and losses; determining net investment income; assisting with the preparation and distribution of portfolio management reports; and obtaining net asset values from Underlying Funds and calculating net asset values in accordance with the Feeder Fund’s Prospectus and the LLC Agreement.

In consideration for these services, the Master Fund will pay the Fund Administrator a monthly administrative fee.

REGULATORY AND COMPLIANCE ADMINISTRATOR

HedgeOp Compliance, LLC, whose principal business address is 3 Park Avenue, 14th Floor, New York, New York 10016, will have responsibility for providing certain regulatory and compliance support services to the Fund pursuant to the Regulatory and Compliance Administration Agreement.  Pursuant to the Regulatory and Compliance Administration Agreement, the Regulatory and Compliance Administrator provides the following services, among others: (i) the development and administration of a compliance program that meets the requirements of Rule 38a-1 promulgated under the 1940 Act; (ii) the development and administration of a code of ethics program that meets the requirements of Rule 17j-1 promulgated under the 1940 Act; (iii) the provision of assistance to the Fund’s Chief Compliance Officer on all aspects of the Fund’s compliance requirements; (iv) providing assistance to the Fund’s Chief Compliance Officer and other service providers in the monitoring preparation and filing of regulatory filings required to be made by the Fund; (v) assisting the Fund’s Secretary in the planning of Fund Board Meetings; (vi) attend Board Meetings; and (vii) providing support to the Fund’s Chief Compliance Officer in the event of a regulatory exam of the Fund.

In consideration of these services, the Master Fund will pay the Regulatory and Compliance Administrator a quarterly fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, whose principal business address is Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, will be selected as the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

The Feeder Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Members upon request to the Feeder Fund.  Members may write to the Manager at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105, or call the Manager at 415-777-2400.

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DISTRIBUTOR

The Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine  04101, will act as distributor of the Units during the continuous offering of the Units pursuant to the Distribution Agreement.  Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement.  The Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement.  The Fund will pay, among other things:  (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Feeder Fund’s prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Distribution Agreement continues in effect for two years from the date of its execution and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board, including the Independent Directors who have no direct or indirect financial interest in the Distribution Agreement, or the vote of a majority of the outstanding voting securities of the Fund, in accordance with, and as defined in, Section 15 of the 1940 Act.

The Distribution Agreement may be terminated, without the payment of any penalty (i) through a failure to renew the Distribution Agreement at the end of a term or (ii) upon mutual consent of the Fund and the Distributor.  Further, the Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Fund through a vote of a majority of the members of the Board who are not interested persons, as that term is defined in the 1940 Act, and have no direct or indirect financial interest in the operation of this Agreement or by a vote of a majority of the outstanding voting securities of a Fund, in accordance with, and as defined in, Section 15 of the 1940 Act, or by the Distributor.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units.

The Distributor is not affiliated with the Manager, the Fund Administrator or HedgeOp.

Pursuant to a Distribution Services Agreement between the Manager and the Distributor, the Manager will pay the Distributor certain fees for providing distribution services to the Fund.

EXPENSE LIMITATION AGREEMENT

The Manager expects to enter into an agreement with the Master Fund whereby it will agree to waive and/or reimburse the Master Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expenses incurred in connection with the Master Fund’s credit facility, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, the Advisory Fee and the Account Servicing Fee) will not exceed 0.020833% (0.25% per annum) of the Master Fund’s net assets as of the last calendar day of any month during the term of the Expense Limitation Agreement.  The initial term of the Expense Limitation Agreement ends on the fifth anniversary of the date this Prospectus is declared effective by the SEC.  Thereafter, the Expense Limitation Agreement is automatically renewed for each Fiscal Year unless the Manager provides written notice to the Master Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

CALCULATION OF FEES

If, consistent with the provisions of the LLC Agreement of the Feeder Fund and the Feeder Fund’s then current registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

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LEGAL COUNSEL

Sidley Austin llp, 787 Seventh Avenue, New York, New York  10019, acts as legal counsel to the Manager.

PORTFOLIO TRANSACTIONS

Many of the Fund’s transactions are effected directly with Underlying Funds and such transactions may not be subject to brokerage commissions.  In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Underlying Funds or parties acting on behalf of or at the direction of Underlying Funds.  Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates, and other affiliates of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

[To be added by Pre-Effective Amendment]

PRIVACY STATEMENT

Ironwood believes that protecting the privacy of investors’ nonpublic personal information (“personal information”) is of the utmost importance.  Personal information is nonpublic information about Shareholders that is personally identifiable and that Ironwood obtains in connection with providing a financial product or service to investors.  For example, personal information includes information regarding each Shareholder’s account balance and investment activity.  This notice describes the personal information that Ironwood collects about investors, and Ironwood’s treatment of that information.

Ironwood collects personal information about investors from the following sources:

(i)            Information it receives from investors in the investor certification; and

(ii)           Information about investors’ transactions with Ironwood, the Feeder Fund, their affiliates or others (for example, account activity and balances).

Ironwood does not disclose any personal information it collects, as described above, about its customers or former customers to anyone other than in connection with the administration, processing and servicing of customer accounts or to its accountants, attorneys and auditors, or otherwise as permitted by law.

Ironwood restricts access to personal information it collects about investors to its personnel who need to know that information in order to provide products or services to investors.  Ironwood maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard Investors’ nonpublic personal information.

Ironwood reserves the right to change this privacy notice, and to apply changes to information previously collected, as permitted by law.  Ironwood will inform investors of any changes as required by law.

Investors with questions on this policy may contact Ironwood at (415) 777-2400.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California, on the 31st day of August, 2010.

IRONWOOD MULTI-STRATEGY FUND LLC

By:	/s/ Jonathan Gans
Name:	Jonathan Gans
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacity and on the date indicated.

/s/ Jonathan Gans	President	August 31, 2010
Name: Jonathan Gans

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APPENDIX A

Ironwood Multi-Strategy Fund LLC

Form of Investor Certification

This certificate relates to Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) and is given to you with respect to a potential purchase of units of limited liability company interest of the Feeder Fund (the “Units”).  Capitalized terms not defined herein have the meaning given in the Prospectus.

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[For individual investors] By checking the foregoing box, I hereby certify that I either (a) have a net worth,1 or joint net worth with my spouse, in excess of $1,000,000 (excluding the value of my primary residence) or (b) have had an individual annual adjusted gross income during the last two full calendar years of in excess of $200,000 (or joint income together with my spouse of in excess of $300,000) and reasonably expect to have an annual income in excess of $200,000 (or joint income together with my spouse of in excess of $300,000) during the current calendar year, I have no reason to believe that my income will not remain in excess of $200,000 (or joint income in excess of $300,000) for the foreseeable future.

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[For entities] By checking the foregoing box, I hereby certify that the entity on behalf of which I am signing either (i) has a net worth of more than $1,500,000; or (ii) all of the equity owners, unit owners and participants of the undersigned are accredited investors.

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[For all investors] By checking the foregoing box, I hereby elect to (i) not automatically reinvest Annual Distributions in Units and (ii) receive any Annual Distributions in cash paid by check sent to the address listed below.

Full Name: ______________________________________________________________________________

Address:  _____________________________________________________________________________
                                 (Street)                                                                                                         (City/State/Zip Code)

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase Units, the following conditions will apply to the ownership and transfer of the Units:

(A)	Units may be held only through a broker, dealer, or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund; and

(B)
Upon any transfer of a Unit (or portion thereof) in violation of the foregoing clause (A), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase all or a portion of any such improperly transferred Unit.

1 “Net worth” for these purposes means the excess of total assets at fair market value, excluding the value of a prospective Member’s primary residence over total liabilities.  For purposes of determining the value of the primary residence to be excluded from net worth, the investor should exclude any net equity in his or her primary residence (i.e., the amount by which the current market value of the residence exceeds the current outstanding balance of any mortgage or other indebtedness secured by the residence).  If the current outstanding balance of any such mortgage or other indebtedness exceeds the current market value of the residence, the amount of any such excess shall cause a reduction in the investor’s net worth to the extent that such mortgage or other indebtedness gives the lender recourse to the assets of the investor other than the residence securing the mortgage or other indebtedness.

I further certify that:

(A)	I understand that it may be a violation of U.S. state and/or federal law for me to provide this certification if I know that it is not true;

(B)	I have read the Prospectus and the Statement of Additional Information of the Feeder Fund, including the investor qualification and investor eligibility provisions contained therein;

(C)	I understand that an investment in the Feeder Fund involves a considerable amount of risk and that some or all of my investment may be lost;

(D)
I understand that an investment in the Feeder Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment;

(E)
I am aware of the Feeder Fund’s limited provisions for transferability and redemption and have carefully read and understand the “Repurchases of Units” and “Transfers of Units” provisions in the Prospectus;

(F)
I understand that the Feeder Fund, the Manager, and their respective affiliates are relying on the certification and agreements made herein in determining my qualification and suitability for an investor in the Fund; and

(G)
I understand that an investment in the Feeder Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify the Manager and its affiliates and hold harmless from any liability that it may incur as a result of this certification being untrue in any respect.

If I am acting on behalf of, or using any assets of, (i) an “employee benefit plan” as defined in and subject to the fiduciary responsibilities of the Employee  Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (iii) an entity deemed to hold “plan assets” as a result of investments in the entity by such employee benefit plans or plans, I further certify, on my own behalf and on behalf of such Plan, that:

(A)
Each fiduciary (a “Plan Fiduciary”) of the Plan who has caused the Plan to acquire Units (i) is aware of and understands the Feeder Fund’s investment objective, policies, and strategies, (ii) has considered an investment in the Feeder Fund for such Plan in light of the risks relating thereto, as well as all other relevant investment factors, and (iii) if the Plan is subject to ERISA, has determined that, in view of such considerations, the investment in the Feeder Fund for such Plan is consistent with the Plan Fiduciary’s responsibilities under ERISA;

(B)
The investment in the Feeder Fund by the Plan does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan, any trust agreement thereunder, or any other constituent document;

(C)	The Plan’s investment in the Feeder Fund has been duly authorized and approved by all necessary parties;

(D)
None of the Manager, any investment adviser of any Underlying Fund in which the Master Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees: (i) has investment discretion with respect to the investment of assets of the Plan used to purchase Units; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase Units for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan;

(E)
The Plan Fiduciary (i) is authorized to make, and is responsible for, the decision for the Plan to invest in the Feeder Fund, including, if the Plan is subject to ERISA, the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of the Manager, each investment adviser of each Underlying Fund in which the Master Fund invests or will invest, each member of the Board, the Distributor, each other selling agent, and each of their respective affiliates, and (iii) is qualified to make such investment decision; and

(F)
The purchase and holding of Units by the Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code because one of the following is applicable: (i) a prohibited transaction exemption applies to the purchase and holding of Units by the Plan; or (ii) the Plan Fiduciary has determined that the Plan has no relationship with the Manager, any investment adviser of any Underlying Fund in which the Master Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, or any of their respective affiliates that would make such purchase and holding a prohibited transaction under ERISA or Section 4975 of the Code.

I hereby further certify that I agree to produce evidence to support the foregoing certifications upon request.

Amount Invested:                                $ ______________

Signature	Date

APPENDIX B

IRONWOOD MULTI-STRATEGY FUND LLC
LIMITED LIABILITY COMPANY AGREEMENT
[TO BE ADDED BY PRE-EFFECTIVE AMENDMENT]

B-1